Exhibit 10.1

Execution Version

EQUITY AND BUSINESS LOAN AGREEMENT

THIS EQUITY AND BUSINESS LOAN AGREEMENT (the “Agreement”) is dated as of April 5, 2024, among NKGEN OPERATING BIOTECH, INC. (the “Borrower”), NKGEN BIOTECH, INC. (the “Parent”), and BDW Investments LLC (the “Lender” and together with the Loan Parties, the “Parties”) on the following terms and conditions.

ARTICLE I

LOAN AND TERMS OF PAYMENT

1.1.          TERM LOAN. Subject to the terms and conditions of this Agreement, the Lender shall make up to two term loans available to the Borrower, with the first such term loan not exceeding the principal amount of One Million Dollars and Zero Cents ($1,000,000.00) (the “Tranche 1 Loan”), and with the second such term loan not exceeding the principal amount of Four Million Dollars and Zero Cents ($4,000,000.00) (the “Tranche 2 Loan”, and, together with the Tranche 1 Loan, the “Term Loans”, and each, a “Term Loan”). The aggregate principal amount of the Term Loans shall not exceed Five Million Dollars and Zero Cents ($5,000,000.00). Any amount borrowed under this Agreement and subsequently repaid or prepaid may not be reborrowed.

1.2.          PRINCIPAL REPAYMENT; CONVERSION RIGHTS.

1.2.1.	The Borrower shall pay to the Lender all outstanding principal, any accrued and unpaid interest on the Term Loans, and all other outstanding Obligations with respect to the Term Loans in full on the Maturity Date, provided, however, that all Lender Expenses accrued in connection with the preparation and negotiation of this Agreement shall be due on the Effective Date.

1.2.2.	At any time while the Obligations remain outstanding, the Lender shall have the right, at its sole discretion, to convert the outstanding principal amount of the Term Loans, and all accrued and unpaid interest of the Term Loans, in full or in part and at any time and from time to time, into Common Stock pursuant to and on the terms set forth in the Note.

1.3.          PREPAYMENT.

1.3.1.            Optional Prepayment. The Borrower shall have the option to prepay the Term Loans, in whole or in part, without penalty or premium, provided the Borrower (i) delivers written notice to the Lender of its election to prepay the Term Loans at least three (3) Business Days prior to such prepayment, and (ii) any such prepayments, on the date of such prepayment, shall be in minimum principal increments of $100,000 (unless the outstanding principal balance is less than $100,000, in which case only prepayments in whole shall be permitted). Each prepayment shall be made together with accrued but unpaid interest at the Applicable Rate, including interest accruing at the Default Rate if applicable, with respect to the Term Loans.

1.3.2.            Mandatory Prepayment. If the Term Loans are accelerated by the Lender following the occurrence and during the continuance of an Event of Default, the Borrower shall immediately pay to the Lender an amount equal to the sum of (i) all outstanding principal plus accrued and unpaid interest with respect to the Term Loans, and (ii) all other sums, if any, that shall have become due and payable with respect to the Term Loans, including interest at the Default Rate with respect to any past due amounts.

1.4.	INTEREST.

1.4.1.            Interest Rate and Payment. Except as otherwise set forth herein, each Term Loan shall bear interest on the unpaid principal amount thereof from the Borrowing Date to repayment (whether by acceleration or otherwise) thereof at the Applicable Rate, which interest shall be payable in immediately available U.S. Dollars on the first calendar day of each calendar month. Except as otherwise set forth herein, interest on the Term Loans shall be payable in arrears on and to (i) upon any prepayment of the Term Loans, whether voluntary or mandatory, to the extent accrued on the amount being prepaid; and (ii) on the Maturity Date.

1.4.2.            Default Rate. Any amounts payable under this Agreement which are not paid when due, to the fullest extent permitted by applicable law, shall bear interest, from the date on which such overdue amount shall have become due and payable by the Borrower until payment in full (whether before or after judgment), payable on demand, at a rate per annum equal to the Applicable Rate plus five percent (5.00%), or if such increased rate of interest may not be collected under applicable law, then at the maximum rate of interest, if any, which may be collected from the Borrower under applicable law (the “Default Rate”).

1.4.3.            Interest Computation. Interest shall be computed on the basis of the actual number of days elapsed and a 360-day year. In computing interest, the Borrowing Date shall be included and the date of payment shall be excluded.

1.5.         CONDITIONS PRECEDENT.

1.5.1.      Conditions Precedent to Tranche 1 Loan. On or prior to the Borrowing Date for the Tranche 1 Loan, each of the following conditions shall, in the sole discretion of the Lender, be satisfied:

(a)         This Agreement shall be duly executed by the Loan Parties party hereto and delivered to the Lender.

(b)         The Loan Parties shall have provided in form and substance satisfactory to the Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note (defined below) and the Related Documents (defined below), duly authorizing and approving the issuance of the Securities (defined below), and duly authorizing the transactions contemplated thereby and ancillary thereto. In addition, the Loan Parties shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

(c)         The Parent shall issue and deliver electronically to Lender, at no cost to Lender, 833,333 shares of Common Stock, subject to any limitations related to Nasdaq minimum price rules prior to Shareholder Approval (as defined herein).

(d)         The Borrower shall have duly issued and delivered the Warrant to the Lender.

(e)         The Parent and the Lender shall enter into a Registration Rights Agreement, in substantially the form attached hereto as Exhibit A (the “Registration Rights Agreement”).

(f)          The Lender, the Borrower and the Senior Lender shall have duly executed and delivered the Intercreditor Agreement.

(g)         Each other Related Document (other than the Mortgages) shall be duly executed by the Loan Parties party thereto and delivered to the Lender.

(h)         All waivers and consents, including consents and waivers by the Senior Lender, shall be duly executed and delivered to the Lender.

(i)          An amendment to the Senior Loan Agreement, in form and substance satisfactory to the Lender, shall be duly executed by the Loan Parties party thereto and the Senior Lender and delivered to the Lender.

(j)          The Lender shall have, satisfactory to the Lender, completed all diligence.

(k)         Any other conditions precedent that the Lender shall require in its sole discretion shall be delivered and otherwise satisfied in form and substance satisfactory to the Lender.

1.5.2.      Conditions Precedent to Tranche 2 Loan. On or prior to the Borrowing Date for the Tranche 2 Loan, each of the following conditions shall, in the sole discretion of the Lender, be satisfied:

(a)         The Borrowing Date for the Tranche 1 Loan shall have occurred.

(b)         A Mortgage with respect to all interests in real property owned by each of the Loan Parties shall have been executed by the applicable Loan Party and delivered to the Lender, together with evidence that each such Mortgage has been duly executed, acknowledged and delivered by a duly authorized officer of each party thereto granting the mortgage Lien on such property and corresponding fixture filings, in each case on or before such date in a form suitable for filing and recording in all appropriate local filing or recording offices that the Lender may deem reasonably necessary or desirable in order to create a valid and subsisting perfected Lien on the property described therein in favor of the Lender, subject only to Permitted Liens, and that all filing and recording taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Lender.

(c)         The Parent shall issue and deliver electronically to Lender, at no cost to Lender, a number of shares of Common Stock equal to Two Million Five Hundred Dollars and Zero Cents ($2,500,000) divided by the five (5) day VWAP (as defined in the Warrant) of the Common Stock, subject to any limitations related to Nasdaq minimum price rules prior to Shareholder Approval (as defined herein).

(d)         The representations and warranties made by the Loan Parties in this Agreement and each of the other Related Documents will be true and correct in all material respects (or in all respects, if already qualified by materiality or material adverse effect in such specific provision) on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or in all respects, if already qualified by materiality or material adverse effect in such specific provision) on and as of such earlier date.

(e)         No Event of Default shall have occurred and be continuing or would immediately result from borrowing the Tranche 2 Loan.

(f)          No event or circumstance will have occurred which has resulted, or could reasonably be expected to result, in a material adverse effect to the Loan Parties, taken as a whole.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1            BORROWER REPRESENTATIONS AND WARRANTIES. Each Loan Party represent and warrant to Lender, as of the date of this Agreement, as of each Borrowing Date, as of the date of any renewal, extension or modification of the Term Loans, and at all times any Indebtedness exists:

2.1.1     Organization. Each Loan Party is a corporation for profit which is, and, subject to notice of a change of its state of organization as set forth below, at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. Each Loan Party is duly authorized to transact business in the State of California and all other states in which the Loan Party is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Loan Party is doing business. Specifically, each Loan Party is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Each Loan Party has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Each Loan Party maintains its principal executive office at 3001 DAIMLER ST, SANTA ANA, CA 92705. Unless a Loan Partys has designated otherwise in writing to the Lender, such office is the office at which the Loan Party keeps its books and records including its records concerning the Collateral. Each Loan Party will provide not less than thirty (30) days written notice to Lender prior to any change in the location of the Loan Party’s (i) state of organization or (ii) name (including any d/b/a). Each Loan Party shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Loan Party and the Loan Party’s business activities.

2.1.2     Subsidiaries. All of the direct and indirect subsidiaries of each Loan Party are set forth on Schedule 2.1.2 as of the Effective Date. Each Loan Party owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

2.1.3     Assumed Business Names. Each Loan Party has no assumed names other than the names set forth in its certificates of formation.

2.1.4     No Conflicts; Authorization. Each Loan Party’s execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by the Loan Parties and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) the Loan Party’s articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon the Loan Party or (2) any law, governmental regulation, court decree, or order applicable to the Loan Party or its properties. Each Loan Party has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the Related Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Related Documents by each of the Loan Parties and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Securities, have been duly authorized by all necessary action on the part of the Loan Parties and no further action is required by the Loan Party, the Board of Directors or the applicable Loan Party’s stockholders (other than Shareholder Approvals) in connection herewith or therewith other than: (i) the filings required pursuant to this Agreement, (ii) the notice and/or application(s) to each applicable Principal Market for the issuance and sale of the Consideration Shares, Conversion Shares and the Warrant Shares, and (iii) such filings as are required to be made under applicable state and federal securities laws (collectively, the “Required Approvals”). This Agreement and each other Related Document to which it is a party has been (or upon delivery will have been) duly executed by the applicable Loan Party and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of applicable Loan Party enforceable against applicable Loan Party in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

2.1.5     Filings, Consents and Approvals. The Parent has timely filed all quarterly and annual reports required to be filed by it with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the reporting requirements of the U.S. Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). The Parent has delivered to Lender true and complete copies of the SEC Documents, except for such exhibits and incorporated documents, and except as such SEC Documents are available via the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) on the SEC’s sec.gov website. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Parent included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Parent and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Parent included in the SEC Documents, the Loan Parties have no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2023, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Parent and its consolidated Subsidiaries. The Parent is subject to the reporting requirements of the 1934 Act and has complied with all such requirements thereunder in all material respects.

Neither of the Loan Parties is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Loan Party of this Agreement or the Related Documents, other than Required Approvals.

2.1.6     Issuance of Securities. The Securities are duly authorized and, when issued and paid for in accordance with this Agreement and the applicable Related Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Loan Parties other than restrictions on transfer provided for in this Agreement or the Related Documents. Parent shall reserve from its duly authorized capital stock three times the number of shares of Conversion Shares and Warrant Shares issuable pursuant to this Agreement.

2.1.7     Capitalization. As of the Effective Date, the capitalization of each of the Loan Parties is as set forth on Schedule 2.1.7, which Schedule 2.1.7 also includes the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Loan Parties as of the date hereof. Except as set forth on Schedule 2.1.7, the Parent has not issued any capital stock since its most recently filed SEC Document, other than pursuant to the exercise of employee stock options under the Parent’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Parent’s employee stock purchase plans and pursuant to the conversion and/or exercise of securities convertible into or exchangeable for Common Stock outstanding as of the date of the most recently filed SEC Document. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or the Related Documents. Except as set forth on Schedule 2.1.7, in the SEC Documents or as a result of the purchase and sale of the Consideration Shares and Warrant Shares, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Parent or any Subsidiary is or may become bound to issue additional shares of Common Stock. Except as set forth on Schedule 2.1.7, the issuance and sale of the Consideration Shares will not obligate the Parent to issue shares of Common Stock or other securities to any Person and will not result in a right of any holder of Parent securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of each Loan Party is duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth on Schedule 2.1.7, no further approval or authorization of any stockholder of Parent, the Board of Directors of the Parent or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Loan Parties’ capital stock to which a Loan Party is a party or, to the knowledge of the Loan Parties, between or among any of the Loan Parties’ stockholders.

2.1.8      Financial Information. The financial statements of the Parent and its consolidated Subsidiaries (i) supplied to Lender or (ii) filed with SEC Documents or otherwise furnished with to the SEC truly and completely disclosed the financial condition of the Parent and its consolidated Subsidiaries for the period set forth in such statements and as of the date such financial statements are provided to Lender or filed with SEC Documents or furnished to the SEC, and there has been no material adverse change in the financial condition of the Parent and its consolidated Subsidiaries subsequent to the date of the most recent financial statements supplied to Lender or filed with SEC Documents or furnished to the SEC. The Loan Parties have no material contingent obligations except as disclosed in such financial statements.

2.1.9     Legal Effect. This Agreement constitutes, and any instrument or agreement the Loan Parties are required to give under this Agreement when delivered will constitute, the legally valid and binding obligations of the Loan Parties, enforceable against the Loan Parties in accordance with their respective terms.

2.1.10    Properties. Each Loan Party owns and has good title to all of its properties free and clear of all Liens, and has not executed any security documents or financing statements relating to such properties, other than with respect to the Senior Loan and any Permitted Refinancing thereof. All of each Loan Party’s properties are titled in the Loan Party’s current legal names, and no Loan Party has used or filed a financing statement under any other name for at least the last five (5) years, except as set forth in Schedule 2.1.10 hereto.

2.1.11     Hazardous Substances.

a)	During the period of each Loan Party’s ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral.

b)	Each Loan Party has no knowledge of, or reason to believe that there has been (i) any breach or violation of any Environmental Laws; (ii) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (iii) any actual or threatened litigation or claims of any kind by any person relating to such matters.

c)	No Loan Party nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Each Loan Party authorizes the Lender and its agents to enter upon the Collateral to make such inspections and tests as the Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by the Lender shall be at the Loan Parties’ expense and for the Lender’s purposes only and shall not be construed to create any responsibility or liability on the part of the Lender to any Loan Party or to any other person. Each Loan Party hereby (i) releases and waives any future claims against the Lender for indemnity or contribution in the event any Loan Party becomes liable for cleanup or other costs under any such laws, and (ii) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Obligations and the termination, expiration or satisfaction of this Agreement and shall not be affected by the Lender’s acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

2.1.12     Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against any Loan Party is pending or threatened, and no other event has occurred which may materially adversely affect the Borrower’s financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by the Lender in writing.

2.1.13    Taxes. To the best of each Loan Party’s knowledge, each Loan Party’s tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by any Loan Party in good faith in the ordinary course of business and for which adequate reserves have been provided.

2.1.14    Lien Priority. Unless otherwise previously disclosed to the Lender in writing, no Loan Party has entered into or granted any agreement permitting or purporting to grant any Lien on or affecting any of the Collateral directly or indirectly, other than the Senior Loan and any Permitted Refinancing thereof. At all times, the Lender’s Lien and rights in and to the Collateral shall be senior in priority to any other Lien, except Liens in respect of the Senior Loan and any Permitted Refinancing thereof that are specifically governed by the Intercreditor Agreement.

2.1.15    Binding Effect. This Agreement, the Note, all Security Documents, and all other Related Documents have been duly executed and delivered by each Loan Party party hereto or thereto, and each constitutes the legal, valid and binding obligation of each respective Loan Party that is party hereto or thereto, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

2.1.16    Certification of Beneficial Owner(s). If the Loan Parties are requested by the Lender to provide a Certification of Beneficial Owner(s), the information included in the Certification of Beneficial Owner(s) is true and correct in all respects. “Certification of Beneficial Owner(s)” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially in form and substance satisfactory to Lender. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

2.1.17     No Integrated Offering. Neither the Parent, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of 1933, as amended (the “1933 Act”) of the issuance of the Securities to the Lender. The issuance of the Securities to the Lender will not be integrated with any other issuance of the Parent’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Parent or its securities.

2.1.18     Acknowledgment of Dilution. The Parent understands and acknowledges the potentially dilutive effect of the Conversion Shares and Warrant Shares to the Common Stock upon the conversion of the Note and/or exercise of the Warrants. The Parent further acknowledges that its obligation to issue, upon conversion of the Note and/or exercise of the Warrant, the Conversion Shares and/or Warrant Shares, are absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Parent.

2.2          LENDER REPRESENTATIONS AND WARRANTIES. Lender represents and warrants to each Loan Party as of the Effective Date:

2.2.1       Accredited Investor. The Lender is an “accredited investor” (as defined in Rule 501(a)(3), (5), (6), (7) or (8) of Regulation D promulgated under the 1933 Act.

2.2.2       Information. The Lender has had the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and grant of the Securities. The Lender has had full access to such information and materials concerning the Paren as the Lender has requested. The Parent has answered all inquiries that the Lender has made to the Parent relating to the Parent or the offering and grant of the Securities hereunder.

2.2.3       Intent. The Lender is acquiring the Securities for the Lender’s own account as principal, for investment purposes only, not for any other person or entity and not for the purpose of resale or distribution. The Lender has not entered into any written or oral agreement to transfer any of the Securities.

2.2.4       No Registration. The Lender understands and agrees that the Securities are being, or will be, acquired in a transaction not involving any public offering within the meaning of the 1933 Act, in reliance on an exemption therefrom. The Lender understands that the Securities have not been, and will not be, approved or disapproved by the SEC or by any other federal or state agency, and that no such agency has passed on the accuracy or adequacy of disclosures made to the Lender by the Parent. No federal or state governmental agency has passed on or made any recommendation or endorsement of the Securities or an investment in the Borrower or the Parent.

ARTICLE III

AFFIRMATIVE COVENANTS

3.1            BORROWER AFFIRMATIVE COVENANTS. Each Loan Party covenants and agrees with the Lender that, so long as this Agreement remains in effect, each Loan Party shall:

3.1.1       Notices of Claims and Litigation. Promptly inform the Lender in writing of (1) any material adverse effect, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting any Loan Party which could materially, individually or in the aggregate, affect the financial condition of any Loan Party.

3.1.2       Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit the Lender to examine and audit each Loan Party’s books and records at all reasonable times. All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by each Loan Party as being true and correct.

3.1.3       Additional Information. Furnish such additional information and statements, as the Lender may request from time to time.

3.1.4       Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as the Lender may require with respect to the Borrower’s properties and operations, in form, amounts, coverages and with insurance companies acceptable to the Lender. The Borrower, upon request of the Lender, will deliver to the Lender from time to time the policies or certificates of insurance in form satisfactory to the Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to the Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of the Lender will not be impaired in any way by any act, omission or default of the Borrower or any other person. In connection with all policies covering the Collateral, the Borrower will provide the Lender with insurance certificates including the evidence of the Lender as loss payee or other endorsements as the Lender may require.

3.1.5       Insurance Reports. Furnish to the Lender, upon request of the Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (i) the name of the insurer; (ii) the risks insured; (iii) the amount of the policy; (iv) the properties insured; (v) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (vi) the expiration date of the policy. In addition, upon request of the Lender (however not more often than annually), each Loan Party will have an independent appraiser satisfactory to the Lender determine, as applicable, the actual cash value or replacement cost of any Collateral (including, but not limited to, any Collateral consisting of real property). The cost of such appraisal shall be paid by the Loan Parties.

3.1.6       Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between any Loan Party and any other party and notify the Lender immediately in writing of any default in connection with any other such agreements.

3.1.7       Loan Proceeds. Use all proceeds of the Term Loans solely for the Loan Parties’ business operations, working capital, and payables, unless specifically consented to the contrary by the Lender in writing. Unless the Excess Cash Condition has been met at such time, no cash proceeds of the Term Loans shall be deposited in any account which is not subject to a control agreement granting Lender “control” (as defined in the Uniform Commercial Code) of such deposit account.

3.1.8       Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon any Loan Party or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of any Loan Party’s properties, income, or profits. Provided however, each Loan Party will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) such Loan Party shall have established on such Loan Party’s books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

3.1.9       Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between any Loan Party and the Lender. Each Loan Party shall notify the Lender immediately in writing of any default in connection with any agreement.

3.1.10     Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to the Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

3.1.11     Environmental Studies. Promptly conduct and complete, at the Loan Parties’ expense, all such investigations, studies, samplings and testings as may be requested by the Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by any Loan Party.

3.1.12     Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of the Loan Parties’ properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. The Loan Parties may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as such Loan Party has notified the Lender in writing prior to doing so and so long as, in the Lender's sole opinion, the Lender’s interests in the Collateral are not jeopardized. The Lender may require any Loan Party to post adequate security or a surety bond, reasonably satisfactory to the Lender, to protect the Lender’s interest.

3.1.14     Inspection. Permit employees or agents of the Lender at any reasonable time to inspect any and all Collateral and the Loan Parties’ other properties and to examine or audit any Loan Party’s books, accounts, and records and to make copies and memoranda of such Loan Party’s books, accounts, and records. If any Loan Party now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, such Loan Party, upon request of the Lender, shall notify such party to permit the Lender free access to such records at all reasonable times and to provide the Lender with copies of any records it may request, all at such Loan Party’s expense.

3.1.15     Environmental Compliance and Reports. The Loan Parties shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on any Loan Party’s part or on the part of any third party, on property owned and/or occupied by Loan Party, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Loan Party's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

3.1.16    Additional Assurances. Make, execute and deliver to the Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as the Lender or its attorneys may reasonably request to evidence and secure the Term Loans and to perfect all Liens.

3.1.17     Shareholder Approval. If required by Nasdaq Rule 5635, use its reasonable best efforts to obtain Shareholder Approval as soon as practicable and shall file a preliminary proxy statement seeking Shareholder Approval no later than 30 days following the filing of the Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, with the SEC. If the Parent does not obtain the Shareholder Approval at such special meeting, then, each Loan Party will continue to use its reasonable best efforts to obtain the Shareholder Approval at a stockholder meeting (either at a succeeding special meeting or at the Parent’s annual stockholder meeting) following such special meeting until the Shareholder Approval is obtained. “Shareholder Approval” means approval of the holders of a sufficient amount of holders of the Common Stock to satisfy the shareholder approval requirements as provided in Nasdaq Rule 5635 to effectuate the issuance of the Conversion Shares, the Consideration Shares and the Warrant Shares in excess of the maximum amount of shares that can be issued without violating the 20% rule (the “Cap”), subject to appropriate adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the Common Stock. At the meeting, the Board of Directors of Parent shall recommend that such proposal be approved, the Parent shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement, and all management-appointed proxyholders shall vote their proxies in favor of such proposal. On the Effective Date, the Parent shall deliver to the Lender a voting agreement from the “Controlling Shareholders” voting in favor of the issuances of the Consideration Shares, Conversion Shares and Warrant Shares. For purposes hereof, the “Controlling Shareholders” shall mean James A. Graf and any entities controlled by him, including Graf Acquisition Partners IV LLC, Sangwoo Park and any entities controlled by him, including NKMAX Co., Ltd. Each Loan Party shall agree to use its reasonable best efforts to obtain Shareholder Approval. If the Parent does not obtain Shareholder Approval at the first meeting, the Parent shall call a meeting as often as possible thereafter to seek Shareholder Approval until the Shareholder Approval is obtained. Until such Shareholder Approval is obtained, Lender agrees that it cannot be issued Conversion Shares or Warrant Shares in an amount greater than the Cap.

3.1.18     Formation or Acquisition of Subsidiaries. In the event the Borrower, Parent or any Subsidiary creates or acquires any direct or indirect Subsidiary, the Borrower and such Subsidiary shall promptly notify the Lender of the creation or Acquisition of such new Subsidiary and take all such action as may be reasonably required by the Lender to cause such Subsidiary to promptly, but in any event no later than fifteen (15) calendar days following the creation or Acquisition of such new Subsidiary or Affiliate, or such later date as the Lender may agree in its sole discretion, (a) guarantee the Obligations of Borrower under this Agreement and the Related Documents, by joining the Guaranty by delivering a counterpart thereto and (b) join the Security Agreement by delivering a counterpart thereto together with all other documentation that the Lender may reasonably request to evidence the Lender’s Liens on such Subsidiary’s Collateral, all in form and substance satisfactory to the Lender.

3.1.19     Listing. The Parent will, so long as the Lender owns any of the Securities, maintain the listing and trading of its Common Stock on the Nasdaq Global Market and will comply in all respects with the Parent’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such market, as applicable. The Parent shall promptly provide to the Lender copies of any notices it receives from the Nasdaq Global Market regarding the continued eligibility of the Common Stock for listing on such market.

3.1.20     Compliance with 1934 Act; Public Information Failures. For so long as the Lender beneficially owns the Securities, the Parent shall comply with the reporting requirements of the 1934 Act; and the Parent shall continue to be subject to the reporting requirements of the 1934 Act. Beginning on the date that is 60 days from the date of this Agreement and ending on the date when Lender no longer beneficially owns the Securities, if the Parent shall (i) fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirements under Rule 144(c) or (ii) if the Parent becomes such an issuer as described in Rule 144(i)(1)(i) in the future, and the Parent shall fail to satisfy any condition set forth in Rule 144(i)(2) after October 2, 2024 (each, a “Public Information Failure”), then, as partial relief for the damages to the Lender by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available pursuant to this Agreement, the Note, the Warrant or at law or in equity), the Parent shall pay to the Lender an amount in cash equal to three percent (3%) of the contracted aggregate principal amount of the Term Loans of $5,000,000 on each of the day of a Public Information Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) thereafter until the date such Public Information Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 4(j) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (iii) the third business day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Parent fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 5% per month (prorated for partial months) until paid in full.

3.1.21    Transfer Agent Instructions. The Parent shall issue irrevocable instructions to the Parent’s transfer agent to issue shares electronically, registered in the name of the Lender or its nominee, upon conversion of the Note and/or exercise of the Warrants, the Conversion Shares and Warrant Shares, in such amounts as specified from time to time by the Lender to the Parent in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). In the event that the Parent proposes to replace its transfer agent, the Parent shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to this Agreement (including but not limited to the provision to irrevocably reserved shares of Common Stock in the amount set forth in Section 2.1.6 hereof) signed by the successor transfer agent to the Parent and the Parent. Prior to registration of the Conversion Shares and/or Warrant Shares under the 1933 Act or the date on which the Conversion Shares and/or Warrant Shares may be sold pursuant to Rule 144, Rule 144A, Regulation S, or other applicable exemption without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates or book entry shares shall bear an appropriate restrictive legend. The Parent warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.1.21 will be given by the Parent to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Parent as and to the extent provided in this Agreement, the Note and the Warrant; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for Securities to be issued to the Lender upon conversion of or otherwise pursuant to this Agreement, the Note and/or upon exercise of or otherwise pursuant to the Warrant as and when required by this Agreement, the Note and/or the Warrant; (iii) it will not fail to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Securities issued to the Lender upon conversion of or otherwise pursuant to this Agreement, the Note and/or upon exercise of or otherwise pursuant to the Warrant as and when required by this Agreement, the Note and/or the Warrant and (iv) it will provide any required corporate resolutions and issuance approvals to its transfer agent within six hours of each conversion of the Note and/or exercise of the Warrant. If the Lender provides the Parent, at the cost of the Parent, with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Lender provides reasonable assurances that the Securities can be sold pursuant to 144, Rule 144A, Regulation S, or other applicable exemption, the Parent shall permit the transfer, and, in the case of the Securities, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Lender. The Parent acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Lender, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Parent acknowledges that the remedy at law for a breach of its obligations under this Section 3.1.21 may be inadequate and agrees, in the event of a breach or threatened breach by the Parent of the provisions of this Section, that the Lender shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

3.2          RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation, guideline, or generally accepted accounting principle, or the interpretation or application of any thereof by any court, administrative or governmental authority, or standard-setting organization (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except federal, state or local income or franchise taxes imposed on the Lender), reserve requirements, capital adequacy requirements or other obligations which would (A) increase the cost to the Lender for extending or maintaining the Term Loans to which this Agreement relates, (B) reduce the amounts payable to the Lender under this Agreement or the Related Documents, or (C) reduce the rate of return on the Lender’s capital as a consequence of any of the Obligations, then the Borrower agrees to pay the Lender such additional amounts as will compensate the Lender therefor, within five (5) days after the Lender’s written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by the Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

3.3          LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect the Lender’s interest in the Collateral or if any Loan Party fails to comply with any provision of this Agreement or any Related Documents, including but not limited to the Borrower’s failure to discharge or pay when due any amounts the Borrower is required to discharge or pay under this Agreement or any Related Documents, the Lender, on behalf of any Loan Party, may (but shall not be obligated to) take any action that the Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by the Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by the Borrower. All such expenses will become a part of the Obligations and, at the Lender's option, will (i) be payable on demand; (ii) be added to the principal balance of the Term Loans and be apportioned among and be payable with any installment payments to become due during either (A) the term of any applicable insurance policy; or (B) the remaining term of this Agreement; or (iii) be treated as a balloon payment which will be due and payable upon maturity of the Term Loans. In addition to the foregoing, concurrently with the funding of the Term Loans, the Loan Parties shall reimburse the Lender all of its actual reasonable and documented out of pocket legal and due diligence costs in connection the preparation and negotiation of this Agreement and the Related Documents.

ARTICLE IV

NEGATIVE COVENANTS

4.1          NEGATIVE COVENANTS. Each Loan Party covenants and agrees with the Lender that while this Agreement is in effect, no Loan Party shall, without the prior written consent of Lender:

4.1.1       Indebtedness and Liens. (i) Except for trade debt incurred in the normal course of business, indebtedness under the Senior Loan, indebtedness to Lender contemplated by this Agreement, or indebtedness existing on the Effective Date as disclosed in the SEC Documents filed or otherwise furnished to the SEC or as set forth on Schedule 4.1.1, create, incur or assume indebtedness for borrowed money, including capital leases, or (ii) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of the Loan Parties’ assets (except as allowed as Permitted Liens).

4.1.2       Continuity of Operations. (1) Engage in any business activities substantially different than those in which each Loan Party is presently engaged, (2) cease operations, liquidate, merge or restructure as a legal entity (whether by division or otherwise), consolidate with or acquire any other entity, change its name, convert to another type of entity or redomesticate, dissolve or transfer or sell any Collateral outside of the ordinary course of business, or (3) purchase or retire any of the Parent’s outstanding shares or alter or amend any Loan Party’s capital structure.

4.1.3       Loans, Acquisitions and Guaranties. (1) Make loans, invest in or advance money or assets to any Person (other than the Loan Parties), (2) purchase, create or acquire any interest in any Person, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

4.1.4       Agreements. Enter into any agreement containing any provisions which would be violated or breached by the performance of any Loan Party’s obligations under this Agreement, the Senior Loan, or in connection herewith or therewith.

ARTICLE V

EVENTS OF DEFAULT

5.1          DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

5.1.1       Payment Default. The Borrower fails to make (a) any payment (other than payments of interest) when due under this Agreement or any of the Related Documents or (b) payment of interest under this Agreement or any of the Related Documents for a period of more than three (3) days from the date on which such interest is due.

5.1.2       Other Defaults. Any Loan Party fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and any Loan Party.

5.1.3       Default in Favor of Third Parties. The Borrower or any other Loan Party defaults under any loan, extension of credit, security agreement, purchase or sales agreement (including, but not limited to, the Senior Loan), or any other agreement, in favor of any other creditor or person that may materially affect any of the Loan Party’s property or any Loan Party’s ability to repay the Obligations or perform their respective obligations under this Agreement or any of the Related Documents.

5.1.4       False Statements. Any warranty, representation or statement made or furnished to the Lender by any Loan Party or on any Loan Party’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

5.1.5       Insolvency. The dissolution or termination of any Loan Party’s existence as a going business, the declared insolvency of any Loan Party, the appointment of a receiver for any part of any Loan Party’s property, any assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against any Loan Party.

5.1.6       Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any document to create a valid and perfected Lien, with the priority purported to be granted thereunder) at any time and for any reason.

5.1.7       Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of any Loan Party or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any Loan Party's accounts, including deposit accounts, with Lender or the Senior Lender. However, this Event of Default shall not apply if there is a good faith dispute by any Loan Party as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if any Loan Party gives the Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by the Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

5.1.8       Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

5.1.9       Change in Ownership. NKMax Co. Ltd. and Sangwoo Park cease to directly or indirectly own at least 25% of the outstanding voting capital stock of the Parent, in the aggregate.

5.1.10     Adverse Change. A material adverse change occurs in Parent and its consolidated Subsidiaries’ financial condition, or the Lender, in its sole and absolute discretion, believes the prospect of payment or performance of this Agreement or any Related Document is impaired.

5.1.11     Right to Cure. If any default, other than a payment default pursuant to Section 5.1.1, is curable and if a defaulting Loan Party a similar default has not occurred with respect to any Loan Party within the preceding twelve (12) months, it may be cured if such Loan Party if, after Lender sends written notice to the Borrower demanding cure of such default, cures the default within fifteen (15) days from the date of such notice.

5.1.12     Other Defaults Modified. Notwithstanding Section 5.1.2, any Loan Party failing to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents between Lender and any Loan Party; or any shareholder, member, trustee, or any owner of the Parent also holding a controlling interest in any given entity's common stock, membership interest, trust interest, or any other ownership interest (“Related Entity”), fails to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and the Related Entity.

5.2          EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further disbursements), and, at Lender's option, in its sole and absolute discretion, all Obligations immediately will become due and payable, all without notice of any kind to the Borrower, except that in the case of an Event of Default of the type described in the “Insolvency" subsection above, such acceleration shall be automatic and not optional (but subject to the terms of the Intercreditor Agreement, and in the event of any ambiguity or conflict between the provisions of this Section 5.2 and the Intercreditor Agreement, the terms of the Intercreditor Agreement shall control). In addition, Lender shall have all the rights and remedies provided in the Related Documents, the Intercreditor Agreement, or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of any Loan Party shall not affect the Lender's right to declare a default and to exercise its rights and remedies.

ARTICLE VI

SOFR RATE PROVISIONS

6.1          For any Benchmark Determination Day, if (i) the Benchmark cannot be determined or (ii) Lender determines in its sole discretion that the Benchmark has been or imminently will be discontinued ((i) or (ii), a “Benchmark Unavailability Period”), then Lender may select an alternative reference rate, which may reflect adjustments to the related spread or margin (collectively, the “Substitute Index Rate”), to be used in lieu of the Benchmark to determine the Interest Rate for an Interest Period as set forth in this Agreement (for purposes of this Section 6, the “Pre-Substitute Rate”). During a Benchmark Unavailability Period, any reference to “Benchmark” (other than in this Section 6) hereunder shall be deemed a reference to “Substitute Index Rate”.

6.2          Lender and Borrower acknowledge that the discontinuation of the Benchmark is a future event over which neither Lender nor Borrower has influence but which will necessarily affect the Pre-Substitute Rate. Accordingly, Lender shall use reasonable efforts to select a Substitute Index Rate that Lender in good faith believes is a practical means of preserving the parties’ intent relative to the economics of the Pre-Substitute Rate. Notwithstanding the foregoing, the parties acknowledge that, initially and/or over time, the Substitute Index Rate may differ from the Pre-Substitute Rate. In selecting the Substitute Index Rate, Lender shall consider any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by any relevant governmental body and to what extent and the manner in which industry-accepted substitutes for the Benchmark have been established, and the parties acknowledge that different Substitute Index Rates may be selected for different types of loans and transactions. Borrower agrees that Lender shall not be liable in any manner for its selection of a Substitute Index Rate, provided that Lender makes such selection in good faith.

6.3          During any Benchmark Unavailability Period, the Substitute Index Rate shall be used in lieu of the Pre-Substitute Rate for determining the Interest Rate on any Benchmark Determination Day, and all references in this Agreement to the Pre-Substitute Rate shall be deemed to refer to the Substitute Index Rate for purposes thereof. In the event of a Benchmark Unavailability Period under clause (i) of Section 6.1, the Substitute Index Rate shall remain in effect for each Interest Period from the effective date set forth in such notice until the Term Loans are paid in full. In the event the Substitute Index Rate is no longer available, the provisions of this Section 6 will again apply for purposes of replacing the Substitute Index Rate.

ARTICLE VII

MISCELLANEOUS

7.1          CHOICE OF VENUE. The Loan Parties and the Lender each irrevocably and unconditionally submit to the exclusive jurisdiction of the State and Federal courts in the State of Delaware. The Loan Parties each expressly, irrevocably and unconditionally submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and the Loan Parties hereby irrevocably and unconditionally waive, to the fullest extent permitted by applicable law, any objection that they may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby irrevocably and unconditionally consents to the granting of such legal or equitable relief as is deemed appropriate by such court. The Loan Parties hereby waive personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to the Borrower at the address set forth in, or subsequently provided by the Borrower in accordance with, this Agreement and that service so made shall be deemed completed upon the earlier to occur of the Borrower’s actual receipt thereof or three (3) calendar days after deposit in the U.S. mails, proper postage prepaid.

7.2          ELECTRONIC INSTRUCTIONS. The Borrower desires to apply for the Term Loans and instruct the Lender regarding all other aspects of the Term Loans electronically, including but not limited to by electronic mail, internet, telex, telefax, facsimile and/or telecopy. Borrower agrees that Lender may act in accordance with electronically transmitted applications and instructions (“Electronic Instructions”) subject to the following provisions: (i) the Borrower’s Electronic Instructions must be sent to the Lender electronically only by means of such services and in such format(s) as may be approved from time to time by the Lender in its sole discretion; (ii) the Borrower will provide to the Lender, in writing and duly signed by the Borrower, any reasonable security or verification procedures, and the Lender may require additional security or verification procedures in its sole discretion; (iii) the Borrower hereby authorizes and instructs the Lender to take all actions requested in any and all Electronic Instructions and agrees that each such Electronic Instruction will be deemed an original and, if sent in lieu of manually signed instructions, will be deemed to incorporate all of the terms and provisions of the Lender’s standard form or format, if any, for such instructions; (iv) the Borrower recognizes and agrees that it will be obligated for any loan advance request and/or instruction pursuant to Electronic Instructions to the same extent as if such advance request and/or instruction were provided pursuant to the Lender’s standard form or the Lender approved format(s) manually signed by the Borrower; (v) the Borrower agrees to indemnify and hold harmless the Lender, its officers, directors, employees and affiliates against any and all liability, loss, cost, damages, attorneys’ fees and other expenses which the Lender may incur in reliance upon and pursuant to any and all of the Electronic Instructions received by the Lender and purported to be sent by the Borrower; (vi) the Lender is not responsible for checking electronic communications devices on a regular basis, and the Borrower will make arrangements to assure Electronic Instructions have been sent to a current employee of the Lender, and the employee of the Lender has received and read the Electronic Instructions; (vii) the Lender is not responsible for delays, errors or omissions resulting from malfunction of electronic communications devices or from other conditions beyond the control of the Lender; and (viii) the Lender is not responsible for misuse of or wrongful access to electronic communications devices by the Borrower’s representatives and employees nor for any delay in acting on Electronic Instructions caused by Electronic Instructions which the Lender deems to be uncertain or unclear or incomplete.

7.3          USA PATRIOT ACT. The Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title Ill of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance with the Act. The Borrower shall, promptly following a request by the Lender, provide all documentation and other information that the Lender requests in order to comply with its ongoing obligations under applicable "know your customer'' and anti-money laundering rules and regulations, including the Act.

7.4          Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

7.5          Attorneys’ Fees; Expenses. The Borrower agrees to pay upon demand all of the Lender’s costs and expenses, including the Lender’s reasonable and documented out of pocket attorneys' fees and the Lender’s reasonable and documented out of pocket legal expenses, incurred in connection with the enforcement of this Agreement. The Lender may hire or pay someone else to help enforce this Agreement or any of the Related Documents, and the Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include the Lender’s reasonable and documented out of pocket attorney’s fees and reasonable and documented out of pocket legal expenses whether or not there is a lawsuit, including attorney’s fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. The Borrower also shall pay all court costs and such additional fees as may be directed by such court.

7.6          Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

7.7          Consent to Loan Participation. The Borrower agrees and consents to the Lender’s sale or transfer, whether now or later, of one or more participation interests in the Term Loans to one or more purchasers, whether related or unrelated to the Lender. The Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Term Loans, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the Lenders of any such participation interests will be considered as the absolute owners of such interests in the Term Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's Obligations under the Term Loans irrespective of the failure or insolvency of any holder of any interest in the Term Loans. Borrower further agrees that the Lender of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

7.8          Governing Law. The Parties hereby agree that the laws of the State of Delaware govern this Agreement and the Related Documents without regard to principles of conflicts of law that would require the application of the laws of another jurisdiction. This Agreement has been accepted by the Lender in the State of Delaware.

7.9          No Waiver by Lender. The Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by the Lender of a provision of this Agreement shall not prejudice or constitute a waiver of the Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by the Lender, nor any course of dealing between the Lender and any Loan Party, or between the Lender and any Guarantor, shall constitute a waiver of any of the Lender’s rights or of any of a Loan Party’s or any Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

7.10        Notices. Any notice required to be given under this Agreement shall be given in writing to the address of such party as specified in the signature page hereto, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, each Loan Party agrees to keep the Lender informed at all times of each Loan Party's current address. Unless otherwise provided or required by law, if there is more than one Loan Party, any notice given by the Lender to any Loan Party is deemed to be notice given to all Loan Parties.

7.11        Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

7.12        Subsidiaries and Affiliates of Loan Party. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word “Loan Party” as used in this Agreement shall include all of Loan Party's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Term Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

7.13        Successors and Assigns. All covenants and agreements by or on behalf of any Loan Party contained in this Agreement or any Related Documents shall bind such Loan Party’s successors and assigns and shall inure to the benefit of Lender and its successors and assigns. No Loan Party shall, however, have the right to assign any Loan Party’s rights under this Agreement or any interest therein, without the prior written consent of the Lender.

7.14        Survival of Representations and Warranties. The Loan Parties understand and agrees that in extending the Term Loans, the Lender is relying on all representations, warranties, and covenants made by the Loan Parties in this Agreement or in any certificate or other instrument delivered by any Loan Party to Lender under this Agreement or the Related Documents. The Parties further agree that regardless of any investigation made by, the Lender, all such representations, warranties and covenants will survive the extension of the Term Loans and delivery of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as the Obligations shall be paid in full.

7.15        Time Is of the Essence. Time is of the essence in the performance of this Agreement.

7.16        WAIVER OF JURY TRIAL; JUDICIAL REFERENCE. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

7.17        Entire Agreement. This Agreement and the Related Documents embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof and shall remain in full force and effect in accordance with its terms and conditions. Moreover, any subsequent oral statements, negotiations, agreements or understandings of the parties shall not be effective against the Lender unless (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee's sole and absolute opinion and judgment and (iii) executed by an authorized officer of the Loan Parties party thereto. No Loan Party shall rely or act on any oral statements, negotiations, agreements or understandings between the parties at anytime whatsoever, including before or during any Lender approval process stated above. Each Loan Party acknowledges and agrees that it shall be responsible for its own actions, including any detrimental reliance on any oral statements, negotiations, agreements or understandings between the parties and that Lender shall not be liable for any possible claims, counterclaims, demands, actions, causes of action, damages, costs, expenses and liability whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, at law or in equity, originating in whole or in part in connection with any oral statements, negotiations, agreements or understandings between the parties which it may now or hereafter claim against the Lender. Neither this Agreement nor any other Related Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this section. Lender may from time to time, (i) enter into with any Loan Party written amendments, supplements or modifications hereto and to the Related Documents or (ii) waive, on such terms and conditions as Lender may specify in such instrument, any of the requirements of this Agreement or the Related Documents or any Event Default and its consequences, if, but only if, such amendment, supplement, modification or waiver is (i) expressly stated in writing, (ii) duly approved and authorized the Lender on such terms and conditions as such committee shall deem necessary or appropriate in the Lender’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of the Lender. Then such amendment, supplement, modification or waiver shall be effective only in the specific instance and specific purpose for which given.

7.18        Counterparts; Electronic Signatures. This Agreement and all other Related Documents may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Note, Agreement or Related Documents, as applicable. The words “execution,” ”signed,” ”signature,” “delivery,” and words of like import in or relating to this Agreement and all other Related Documents and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. If any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing this Agreement and all other Related Documents (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof or thereof.

ARTICLE VIII

DEFINITIONS

8.1          DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” means this Equity and Business Loan Agreement, as this Equity and Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Equity and Business Loan Agreement from time to time.

“Applicable Rate” means, at any time of determination (a) if the Senior Loan (or any Permitted Refinancing thereof) is outstanding, the interest applicable to the Senior Loan (or any such Permitted Refinancing) and (b) if the Senior Loan or any Permitted Refinancing thereof is not outstanding, a rate per annum equal to the Benchmark plus 2.85%; provided, that the rate per annum in the foregoing clauses (a) and (b) shall not be less than 7.50% at any time.

“Benchmark” means, on any Benchmark Determination Day, the rate per annum quoted by CME Group Benchmark Administration Limited as the CME Term SOFR 1 Month, as quoted for U.S. Dollars by Bloomberg, or other comparable independent services selected by Lender (the “Index”). The Term SOFR 1 Month Rate may not necessarily be the lowest rate charged by Lender on its loans. Except as otherwise specifically provided herein, if the SOFR Based Rate is unavailable on any Benchmark Determination Day for any Interest Period during the term of the Term Loans, the “Benchmark” for purposes of determining the Interest Rate shall be the Substitute Index Rate (as defined in Section 6.1) pursuant to Section 6.3.

“Benchmark Determination Day” shall mean, for any Interest Period, the day which is two (2) Business Days prior to the 1st day of such Interest Period.

“Borrower” means NKGEN OPERATING BIOTECH, INC. and its successors and assigns.

“Borrowing Date” means, for each Term Loan, the date that such Term Loan was borrowed under this Agreement.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of California are authorized or required by law or other governmental action to close.

“Collateral” means all property and assets granted as collateral security for the Term Loans pursuant to the Security Agreement, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

“Common Stock” means shares of the common stock of Parent, par value $0.0001 per share.

“Consideration Shares” means all shares of Common Stock issued by the Parent to the Lender pursuant to Section 1.5.1(c) and Section 1.5.2(c).

“Conversion Shares” has the meaning set forth in the Secured Convertible Promissory Note, substantially in the form attached hereto as Exhibit B.

“Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

“Event of Default” means any of the events of default set forth in this Agreement in Section 5.1.

“Excess Cash Condition” means, as of the end of its most recent fiscal quarter, the Borrower has, cash and cash equivalents in an aggregate amount exceeding its Current Liabilities by at least One Million Dollars ($1,000,000.00). For the purposes of this definition, “cash and cash equivalents” shall be interpreted in accordance with GAAP, and shall include but not be limited to currency on hand, demand deposits with banks or financial institutions, and short-term investments with original maturities of three months or less from the date of acquisition. “Current Liabilities” shall refer to the Borrower’s obligations under GAAP that are due within the 12-month period following such fiscal quarter, including but not limited to short-term debt, accounts payable, and other accrued liabilities. This measurement is intended to provide a clear indicator of the Borrower's short-term liquidity and financial health, by ensuring the availability of sufficient liquid assets to meet its immediate obligations.

“GAAP” means generally accepted accounting principles in the United States.

“Guarantor” means (a) the Subsidiary Guarantors; (b) Parent and (b) each other additional Person party to the Guaranty from time to time.

“Guaranty” means the Guaranty provided by each of the Guarantors in favor of the Lender for the benefit of the Lender as of the date of this Agreement (if any), substantially in the form of Exhibit C, as the same may be amended, amended and restated, supplemented or otherwise revised from time to time.

“Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

“Indebtedness” means any and all amounts owing from the Loan Parties to the Lender under this Agreement and the Related Documents.

“Intercreditor Agreement” means the Intercreditor Agreement, dated as of the date hereof, between the Lender and the Senior Lender, as amended, modified, supplemented, amended and restated, or replaced in connection with a Permitted Refinancing of the Senior Loan.

“Interest Period” shall mean, initially, the period beginning April 5, 2024 and ending on April 30, 2024, and thereafter, the period beginning on the first (1st) calendar day of each month, and ending on the numerically corresponding calendar day in the calendar month that is one (1) month thereafter, provided that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day.

“Lender” means BDW Investments LLC, its permitted successors and assigns.

“Lender Expenses” means all audit fees, costs and reasonable and documented out of pocket expenses (including reasonable, out-of-pocket and documented attorneys’ fees and expenses of outside counsel but limited to one (1) primary counsel and one (1) local counsel for the Lender) for preparing, amending, negotiating, administering, defending and enforcing this Agreement and the Related Documents (including, without limitation, those incurred in connection with appeals or insolvency proceedings) or otherwise incurred with respect to the Borrower or any Guarantor.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, hypothecation, charge, security interest, preference, priority, encumbrance, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent or similar statutes) of any jurisdiction).

“Loan Parties” means the Borrower, the Parent, the Subsidiary Guarantors, and each other Guarantor from time to time party to the Guaranty.

“Maturity Date” means the earlier of (a) October 4, 2026 and (b) the date on which the Indebtedness is accelerated and due and payable in compliance with Section 5.1.1 this Agreement.

“Mortgage” means a mortgage, deed of trust, deed to secure debt, assignment of leases and rents, leasehold mortgage or other security document granting a security interest to the Lender on the real estate owned by any Loan Party, in each case in form and substance satisfactory to the Administrative Agent.

“Note” means the Secured Convertible Promissory Note dated April 5, 2024 and executed by NKGEN BIOTECH, INC. in the principal amount of $5,000,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions therefor.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under this Agreement or any Related Document or otherwise with respect to the Term Loans, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any insolvency proceeding naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under this Agreement and the Related Documents (and any of their Subsidiaries to the extent they have obligations under this Agreement or any Related Documents) include the obligation (including guarantee obligations) to pay principal, interest, reimbursement obligations, charges, expenses, fees, Lender Expenses, indemnities and other amounts payable by any Loan Party thereunder.

“Permitted Liens” mean (1) Liens securing the Obligations owed by Borrower to Lender; (2) Liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets; and (7) liens and Security Interests securing the Existing Facility and any Permitted Refinancing thereof.

“Permitted Refinancing” means any Indebtedness of the Borrower incurred or issued in exchange for, or the net cash proceeds of which are used solely to extend, refinance, renew, replace, defease or refund, the Senior Loan or any Permitted Refinancing thereof, in whole or in part, from time to time; provided, that (i) the principal amount of such Permitted Refinancing (or if such Permitted Refinancing is issued at a discount, the initial issuance price of such Permitted Refinancing) does not exceed the principal amount of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of any premiums, accrued and unpaid interest, fees and expenses incurred in connection therewith), (ii) such Permitted Refinancing does not provide for any scheduled repayment, mandatory redemption or payment of a sinking fund obligation prior to the date that is one year after the Maturity Date, (iii) the covenant, default and remedy provisions of such Permitted Refinancing, taken as a whole, are not materially more onerous to the Loan Parties and their respective Subsidiaries than those imposed by the Senior Loan, (iv) the mandatory prepayment, repurchase and redemption provisions of such Permitted Refinancing, taken as a whole, are not materially more onerous to the Loan Parties and their respective Subsidiaries than those imposed by the Senior Loan, (v) such Permitted Refinancing is unsecured or such Permitted Refinancing is subject to an intercreditor agreement in form and substance acceptable to the Lender (in its sole discretion), and (vi) no Subsidiary of the Borrower is required to guarantee such Permitted Refinancing unless such Subsidiary is (or concurrently with any such Guarantee becomes) a guarantor hereunder.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority, unincorporated organization or other entity.

“Principal Market” has the meaning set forth in the Warrant.

“Related Documents” mean all promissory notes, including but not limited to the Note, the Security Documents, the Intercreditor Agreement, the Guaranty, the Warrant, the Registration Rights Agreement, any credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Obligations.

“Securities” means the Note, the Consideration Shares, the Conversion Shares, the Warrant and the Warrant Shares.

“Security Agreement” means the Security Agreement, dated as of the date hereof, among the Loan Parties, as debtors, and the Lender, as secured party.

“Security Documents” means, collectively, the Security Agreement, the Mortgages, and each of the mortgages, collateral assignments, security agreements, pledge agreements or other similar agreements delivered to the Lender from time to time in connection with this Agreement.

“Senior Loan” means that certain Business Loan Agreement (the “Senior Loan Agreement”), dated as of June 20, 2023 for a line of credit of Five Million Dollars and No Cents ($5,000,000) with East West Bank, as amended, supplemented, amended and restated, or otherwise modified as of the Effective Date.

“Subsidiary” means any subsidiary of any Loan Party as set forth on Schedule 2.1.2 and shall, where applicable, also include any direct or indirect subsidiary of the Borrower formed or acquired after the date hereof.

“Subsidiary Guarantors” means (a) each Subsidiary of the Borrower and Parent that is a party to the Guaranty and (b) any other Subsidiary of the Borrower or Parent that is formed or acquired after the Effective Date.

“Uniform Commercial Code” means the Uniform Commercial Code under the laws of the State of Delaware.

“Warrant” means the Common Stock Purchase Warrant issued by the Parent to the Borrower for the purchase of 1,000,000 shares of Common Stock (the “Warrant Shares”).

8.2          Interpretive Provisions. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (ii) all references herein to Sections, Schedules and Exhibits shall be construed to refer to Sections of and Schedules and Exhibits to this Agreement, and (iii) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

{Signature Page(s) Follow(s)}

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

LOAN PARTIES:

NKGEN OPERATING BIOTECH, INC.

By:	/s/ Paul Y. Song
Name: Paul Y. Song
Title: Chief Executive Officer

Notice Address:

3001 Daimler Street Santa Ana, CA, 92705

NKGEN BIOTECH, INC.

By:	/s/ Paul Y. Song
Name: Paul Y. Song
Title: Chief Executive Officer

Notice Address:

3001 Daimler Street
Santa Ana, CA, 92705

[Signature Page to Equity and Business Loan Agreement]

LENDER:

BDW Investments LLC

By:	/s/ Win Sheridan
Name: Win Sheridan
Title: Manager

Notice Address:

BDW Investments LLC

c/o Pathstone 12505 Park Potomac Ave, Suite 400 Potomac, MD 20854

[Signature Page to Equity and Business Loan Agreement]

Exhibit A

FORM OF REGISTRATION RIGHTS AGREEMENT

[See Attached]

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of April 5, 2024 by and among (i) NKGen Biotech, Inc., a Delaware corporation (formerly known as Graf Acquisition Corp. IV, the “Company”) and (ii) BDW Investments LLC, a Delaware limited liability company (the “Holder”).

RECITALS

WHEREAS, on April 5, 2024, the Company entered into that certain Equity and Business Loan Agreement (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Company, NKGen Operating Biotech, Inc. and the Holder;

WHEREAS, pursuant to the Loan Agreement, the Company and the Holder have agreed to enter into this Agreement pursuant to the terms hereof in order to provide certain registration rights to the Holder, as set forth in this Agreement;

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1 Definitions. The defined terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Loan Agreement. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or the Chief Financial Officer of the Company or the Board, after consultation with counsel to the Company, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (c) the Company has a bona fide business purpose for not making such information public.

“Affiliate” shall mean, with respect to any specified Holder, any person or entity who directly or indirectly, controls, is controlled by or is under common control with such Holder, including, without limitation, any general partner, managing member, officer, director or trustee of such Holder, or any investment fund or registered investment company now or hereafter existing which is controlled by one or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, such Holder (but excluding, with respect to the Company, any portfolio companies of venture capital or investment funds that are, or otherwise affiliated with, any Holder, which portfolio companies may otherwise be deemed to be “under common control with” the Company).

“Agreement” shall have the meaning given in the Preamble hereto.

“Block Trade” shall mean a registered offering and/or sale of Registrable Securities by any Holder on a coordinated or underwritten basis commonly known as a “block trade” (whether firm commitment or otherwise) not involving a roadshow or other substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

“Board” shall mean the Board of Directors of the Company.

Exhibit A to Equity and Business Loan Agreement

“Business Day” shall mean other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Los Angeles, California are authorized or required by applicable law to close.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Commission Guidance” shall mean (a) any publicly-available written guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (b) the Securities Act and the rules and regulations thereunder.

“Common Stock” shall mean the Company’s common stock, par value of $0.0001 per share.

“Company” shall have the meaning given in the Preamble hereto and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

“Consideration Shares” shall have the meaning given in the Loan Agreement.

“Conversion Shares” shall have the meaning given in the Loan Agreement.

“Demand Registration” shall have the meaning given in subsection 2.2.1.

“Demanding Holder” shall mean the Holder.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1” shall have the meaning given in subsection 2.1.1.

“Form S-3” shall have the meaning given in subsection 2.1.3.

“Forward Purchase Agreements” shall mean those certain forward purchase agreements dated September 22, 2023, September 26, 2023 and September 29, 2023, as respectively amended, by and among Company and certain investors (the “FPA Investors”).

“FPA Shares” shall mean the shares of Common Stock purchased by the FPA Investors.

“Holder” shall have the meaning given in the Preamble hereto for so long as such person or entity holds any Registrable Securities.

“Insiders” shall mean the Holder.

“Letter Agreement” means the agreement entered into by and between the Company and J.P. Morgan Securities LLC and Oppenheimer & Co. Inc., as representatives of the several underwriters, dated as of May 20, 2021.

“Loan Agreement” shall have the meaning given in the Preamble.

“Maximum Number of Securities” shall have the meaning given in subsection 2.2.4.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the light of the circumstances under which they were made) not misleading.

“Other Coordinated Offering” shall mean an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal.

“Piggyback Registration” shall have the meaning given in subsection 2.3.1.

“Pro Rata” shall have the meaning given in subsection 2.2.4.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean, following the date on which the Company and the Holder enters into the Loan Agreement, (a) the Consideration Shares, (b) the Conversion Shares, without regard to any limitation on beneficial ownership, (c) the Warrant Shares, without regard to any limitation on beneficial ownership, and (d) any other equity security of the Company issued or issuable with respect to any such share of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, reorganization or similar transaction; provided, however, that, as to any particular Registrable Securities, such securities shall cease to be Registrable Securities upon the earliest to occur of: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing (or book entry positions not subject to) a legend restricting further transfer shall have been delivered to the Holder by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold, transferred, disposed of or exchanged without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or manner of sale restrictions); or (E) such securities have been sold to, or through, a broker, dealer or Underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a Registration Statement, Prospectus, or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

“Registration Expenses” shall mean the documented out-of-pocket expenses of a Registration, including, without limitation, the following:

(a) all registration, listing and filing fees (including the reasonable and documented fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) of any national securities exchange on which the Common Stock is then listed;

(b) the reasonable and documented fees and expenses of compliance with securities or blue sky laws, if any (including reasonable and documented fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c) printing, messenger, telephone and delivery expenses;

(d) reasonable fees and disbursements of counsel for the Company;

(e) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(f) reasonable fees and expenses of up to $50,000 in the aggregate for each Registration without the prior approval of the Company for one (1) legal counsel selected by the Demanding Holder initiating a Demand Registration in the form of an Underwritten Offering or Other Coordinated Offering.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Removed Shares” shall have the meaning given in Section 2.4.

“Requesting Holder” shall have the meaning given in subsection 2.2.1.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Transfer” shall mean the (a) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean an offering in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“VWAP” shall means for any scheduled trading day, the volume weighted average price per share of the Common Stock, for such day as reported on the relevant Bloomberg Screen “NKGN <Equity> AQR SEC” (or any successor thereto), or if such price is not so reported on such trading day for any reason or is erroneous.

“Warrant Shares” shall have the meaning given in the Loan Agreement.

ARTICLE II
REGISTRATIONS

2.1 Post-Closing Registration.

2.1.1 Initial Registration Statement. Within fifteen (15) Business Days after the date on which the Company files its fiscal year 2023 annual report on Form 10-K (the “Filing Deadline”), the Company shall submit to or file with the Commission a Registration Statement to permit the public resale of all the Registrable Securities (determined as of two Business Days prior to such filing) on a delayed or continuous basis as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) on the terms and conditions specified in this Section 2.1 and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective as soon as reasonably practicable after the filing thereof, but in any event no later than sixty (60) calendar days after the Filing Deadline (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended to one hundred and twenty (120) calendar days after the date of this Agreement if the Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further, the Company shall have the Registration Statement declared effective within ten (10) Business Days after the date the Company is notified (orally or in writing, whichever is earlier) by the staff of the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review, provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday, or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business; provided, however, that if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of Business Days that the Commission remains closed. The Registration Statement filed with the Commission pursuant to this Section 2.1 shall be on Form S-1 or any similar long-form registration statement that may be available at such time (“Form S-1”) covering such Registrable Securities, and shall contain a Prospectus in such form as to permit the Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement. A Registration Statement filed pursuant to this Section 2.1 shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and reasonably requested by, any Holder named therein. As soon as practicable following the effective date of a Registration Statement filed pursuant to this Section 2.1, but in any event within five (5) Business Days of such date, the Company shall notify the Holder named therein of the effectiveness of such Registration Statement. The Company’s obligations under this Section 2.1.1, shall, for the avoidance of doubt, be subject to Section 3.4. The Company shall have the right to remove any persons no longer holding Registrable Securities from the Form S-1 shelf registration statement pursuant to subsection 2.1.1 or any other shelf registration statement by means of a post-effective amendment.

2.1.2 Obligation to Keep Effective. The Company shall use its commercially reasonable efforts to maintain the Form S-1 filed pursuant to Section 2.1.1 in accordance with the terms of this Agreement, and shall use its commercially reasonable efforts to prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep the Form S-1 continuously effective, available for use to permit the Holder named therein to sell their Registrable Securities included therein, and in compliance with the provisions of the Securities Act until such time as all such Registrable Securities included therein have ceased to be Registrable Securities. The Company’s obligation under this Section 2.1.2, shall, for the avoidance of doubt, be subject to Section 3.4.

2.1.3 Subsequent Registration Statement. If the Form S-1 ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.4, use its commercially reasonable efforts to, as promptly as is reasonably practicable, cause such Form S-1 to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Form S-1), and shall use its commercially reasonable efforts to, as promptly as is reasonably practicable, amend such Form S-1 in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Form S-1 or file an additional Registration Statement (a “Subsequent Registration Statement”) registering the resale of all Registrable Securities (determined as of two Business Days prior to such filing), and pursuant to any method or combination of methods legally available to, and reasonably requested by, any Holder named therein. If a Subsequent Registration Statement is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Registration Statement shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Registration Statement continuously effective, available for use to permit the Holder named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as all such Registrable Securities included therein have ceased to be Registrable Securities. Any such Subsequent Registration Statement shall be on Form S-1, or Form S-3 or any similar short-form registration statement that may be available at such time (“Form S-3”) to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Registration Statement shall be on another appropriate form. The Company’s obligation under this Section 2.1.3, shall, for the avoidance of doubt, be subject to Section 3.4.

2.1.4 Conversion to Form S-3. The Company shall use its commercially reasonable efforts to convert a Form S-1 into a Form S-3 as soon as practicable after the date of this Agreement after the Company is eligible to use Form S-3. The Company’s obligations under this subsection 2.1.4, shall, for the avoidance of doubt, be subject to Section 3.4. Notwithstanding anything to the contrary herein, to the extent there is an active Form S-3 shelf registration statement under this subsection 2.1.4, covering a Holder’s Registrable Securities, and such Holder qualifies as a Demanding Holder pursuant to subsection 2.2.1 and wish to request an Underwritten Offering, such Underwritten Offering shall follow the procedures of subsection 2.2.3.

2.2 Demand Registration.

2.2.1 Request for Registration. Subject to the provisions of subsection 2.2.4 and Section 3.4, at any time and from time to time following the date of this Agreement, the Demanding Holder may make a written demand for Registration of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, within ten (10) days of the Company’s receipt of the Demand Registration, notify, in writing, the Holder of Registrable Securities of such demand, and the Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to such Demand Registration (the Holder that wishes to include all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by such Requesting Holder of the Demand Registration notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder to the Company, such Requesting Holder shall be entitled to have their Registrable Securities included in a Registration Statement pursuant to such Demand Registration and the Company shall effect, as soon thereafter as practicable, but in no event more than thirty (30) calendar days after the Company’s receipt of the Demand Registration, the Registration of all Registrable Securities requested by the Demanding Holder and Requesting Holder pursuant to such Demand Registration. Under no circumstances shall the Company be obligated to effect more than an aggregate of three (3) Registrations pursuant to a Demand Registration under this subsection 2.2.1 on behalf of the Holder.

2.2.2 Effective Registration. Notwithstanding the provisions of subsection 2.2.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission, in accordance with Section 3.1 of this Agreement and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency, the Registration Statement with respect to such Demand Registration shall be deemed not to have been declared effective, unless and until, (x) such stop order or injunction is removed, rescinded or otherwise terminated, and (y) within five (5) days of the removal or termination of such stop order the Demanding Holder initiating such Demand Registration thereafter affirmatively elects to continue with such Demand Registration and accordingly notify the Company in writing of such election; and provided, further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

2.2.3 Underwritten Offering. Subject to the provisions of subsection 2.2.4 and Section 3.4 hereof, as applicable, the Demanding Holder may advise the Company as part of a Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, including a Block Trade or Other Coordinated Offering, provided, that the Company shall only be obligated to effect an Underwritten Offering if the aggregate gross proceeds of the Registrable Securities proposed to be sold by the Demanding Holder in such Underwritten Offering is reasonably expected to exceed $30,000,000. The right of such Demanding Holder or Requesting Holder (if any) to include their Registrable Securities in such Underwritten Offering shall be conditioned upon such Demanding Holder’s or Requesting Holder’s (if any) participation in such Underwritten Offering. The Company and all such Demanding Holder or Requesting Holder (if any) proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.3 shall enter into an underwriting agreement in customary form, which underwriting agreement shall be reasonably acceptable to the Company, with the Underwriter(s) selected for such Underwritten Offering by the Demanding Holder initiating the Demand Registration with the written consent of the Company (such consent not to be unreasonably withheld, delayed or conditioned). Under no circumstances shall the Company be obligated to effect more than an aggregate of three (3) Underwritten Offerings at the demand of the Holder; provided, that if an Underwritten Offering is commenced but terminated prior to the pricing thereof for any reason, such Underwritten Offering will not be counted as an Underwritten Offering pursuant to this Section 2.2.3; provided, further, the Company shall not be obligated to effect (x) more than an aggregate two (2) Underwritten Offerings in any 12-month period or (y) any Underwritten Offering requested by a Demanding Holding within sixty (60) days after the closing of a prior Underwritten Offering. For the avoidance of doubt, any Registration effected pursuant to this subsection 2.2.3 shall be counted as a demand for a Demand Registration pursuant to Section 2.2.1 hereof.

2.2.4 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Offering pursuant to a Demand Registration, in good faith, advises the Company, the Demanding Holder and the Requesting Holder (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holder and the Requesting Holder (if any) desire to sell, taken together with all other shares of Common Stock or other equity securities that the Company desires to sell and all other shares of Common Stock or other equity securities, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any person other than the Holder of Registrable Securities who desires to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in such Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holder and the Requesting Holder (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Demanding Holder and Requesting Holder (if any) have requested be included in such Underwritten Offering (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Holder (Pro Rata, based on the respective number of Registrable Securities that the Holder has so requested) exercising their rights to register their Registrable Securities pursuant to subsection 2.3.1 hereof, without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii), and (iii) the shares of Common Stock or other equity securities of persons other than a Holder of Registrable Securities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.2.5 Demand Registration Withdrawal. The Demanding Holder initiating a Demand Registration, pursuant to a Registration under subsection 2.2.1 shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this subsection 2.2.5.

2.3 Piggyback Registration.

2.3.1 Piggyback Rights. If at any time after the date of this Agreement the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including, without limitation, pursuant to Sections 2.1 and 2.2 hereof) on a form that would permit registration of Registrable Securities, other than a Registration Statement (or any registered offering with respect thereto) (i) filed in connection with any employee stock option or other benefit plan on Form S-8 (or other successor registration statement form thereof), (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for a dividend reinvestment plan, or (iv) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), , then the Company shall give written notice of such proposed filing to the Holder of Registrable Securities and the holders of other equity securities that the Company is obligated to register in a Registration (collectively, the “Other Holders”) as soon as practicable but not less than five (5) Business Days before the anticipated filing date of such Registration Statement, or, in the case of an Underwritten Offering pursuant to a shelf Registration Statement, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to the Holder of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holder may request in writing within five (5) days after receipt of such written notice; provided, that, the Holder agrees that the fact that such a notice has been delivered shall constitute material non-public confidential information; provided, further, in the case of an “overnight” or “bought” offering, such requests must be made by the Holder within two (2) Business Days after delivery of any such notice by the Company (such Registration a “Piggyback Registration”); provided, further, that if the Company has been advised in writing by the managing Underwriter(s) that the inclusion of Registrable Securities for sale for the benefit of the Holder and the securities of Other Holders will have an adverse effect on the price, timing, or distribution of the Common Stock in an Underwritten Offering, then (1) if no Registrable Securities or securities of Other Holders can be included in the Underwritten Offering in the opinion of the managing Underwriter(s), the Company shall not be required to offer such opportunity to such Holder or the Other Holders or (2) if any Registrable Securities or securities of Other Holders can be included in the Underwritten Offering in the opinion of the managing Underwriter(s), then the amount of Registrable Securities to be offered for the accounts the Holder shall be determined based on the provisions of Section 2.3.2. Subject to Section 2.3.2, the Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holder pursuant to this subsection 2.3.1 to be included in such Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The Holder proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.3.1 shall enter into an underwriting agreement in customary form, which form shall be reasonably acceptable to the Company, with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.3.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holder of Registrable Securities participating in such Piggyback Registration in writing that the dollar amount or number of the shares of Common Stock that the Company desires to sell, taken together with (i) the shares of Common Stock or other equity securities, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with Other Holders hereunder (ii) the Registrable Securities as to which registration has been requested pursuant to subsection 2.3.1 hereof, and (iii) the shares of Common Stock or other equity securities, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of Other Holders, exceeds the Maximum Number of Securities, then:

(a) If the Registration is undertaken for the Company’s account, the Company shall include in such Registration (A) first, the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities the Holder exercising their rights to register their Registrable Securities pursuant to subsection 2.3.1 hereof and the shares of Common Stock or other equity securities, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of Other Holders, Pro Rata, which can be sold without exceeding the Maximum Number of Securities;

(b) If the Registration is pursuant to a request by Other Holders, then the Company shall include in any such Registration (A) first, the shares of Common Stock or other equity securities, if any, of such requesting Other Holders, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities the Holder exercising their rights to register their Registrable Securities pursuant to subsection 2.3.1, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other equity securities, if any, for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with persons other than the Holder of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Securities.

(c) If the Registration and Underwritten Offering is pursuant to a request be Holder(s) of Registrable Securities pursuant to Section 2.1 hereof, then the Company shall include in any such Registration such securities in the priority set forth in subsection 2.2.4.

2.3.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities (other than a Demanding Holder, whose right to withdraw from an Underwritten Offering, and related obligations, shall be governed by subsection 2.2.5) shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or, with respect to a Piggyback Registration pursuant to an Underwritten Offering, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (other than subsection 2.2.5), the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.3.3.

2.3.4 Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.3 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.2.1 hereof.

2.3.5 Market Stand-off. In connection with any Underwritten Offering of equity securities of the Company (other than a Block Trade or Other Coordinated Offering), if requested by the managing Underwriters, the Holder agrees that it shall not Transfer any shares of Common Stock or other equity securities of the Company (other than those included in such offering pursuant to this Agreement), without the prior written consent of the Company, during the ninety (90)-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent. The Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as the Holder) (a “Lock-Up”). Notwithstanding the foregoing, any release of a Lock-Up by Underwriters shall only be effective if made on a pro rata basis, including with respect to management and employees, and any Lock-Up with Underwriters shall contain a clause to this effect.

2.4 Rule 415; Removal. If at any time the Commission takes the position that the offering of some or all of the Registrable Securities in a Registration Statement on Form S-3 is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however, that the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the Commission Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09) or requires any Insider to be named as an “underwriter,” the Company shall promptly notify the Holder of Registrable Securities thereof (or in the case of the Commission requiring an Insider to be named as an “underwriter,” the Insider) and the Company will use commercially reasonable efforts to persuade the Commission that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 under the Securities Act. In the event that the Commission refuses to alter its position, the Company shall (a) remove from such Registration Statement such portion of the Registrable Securities (the “Removed Shares”) and/or (b) agree to such restrictions and limitations on the registration and resale of such portion of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirements of Rule 415 under the Securities Act; provided, however, that the Company shall not agree to name any Insider as an “underwriter” in such Registration Statement without the prior written consent of such Insider and, if the Commission requires such Insider to be named as an “underwriter” in such Registration Statement, notwithstanding any provision in this Agreement to the contrary, the Company shall not be under any obligation to include any Registrable Securities of such Insider in such Registration Statement. In the event of a share removal pursuant to this Section 2.4, the Company shall give the Holder at least five (5) days prior written notice along with the calculations as to such Holder’s allotment. Any removal of shares of the Holder pursuant to this Section 2.4 shall first be applied to the Holder under the applicable Registration Statement. In the event of a share removal of the Holder pursuant to this Section 2.4, the Company shall promptly register the resale of any Removed Shares and in no event shall the filing of such Registration Statement on Form S-1 or subsequent Registration Statement on Form S-3 filed be counted as a Demand Registration hereunder. Until such time as the Company has registered all of the Removed Shares for resale pursuant to Rule 415 under the Securities Act on an effective Registration Statement, the Company shall not be able to defer the filing of a Registration Statement pursuant to Section 3.4 hereof.

2.5 Block Trades; Other Coordinated Offerings. Notwithstanding any other provision of this Article II, but subject to Section 3.4, at any time and from time to time after the date of this Agreement when an effective shelf Registration Statement on Form S-3 is on file with the Commission, if Demanding Holder desires to effect a Block Trade or an Other Coordinated Offering, wherein each case the anticipated aggregate gross proceeds is reasonably expected to exceed $30,000,000, then notwithstanding any other time periods in this Article II, such Demanding Holder shall provide written notice to the Company at least five (5) Business Days prior to the date such Block Trade or Other Coordinated Offering will commence. The Company shall use its commercially reasonable efforts to facilitate such Block Trade or Other Coordinated Offering, provided that the Demanding Holder requesting such Block Trade or Other Coordinated Offering shall use their reasonable best efforts to work with the Company and the Underwriter(s), brokers, sales agents, or placement agents prior to making such request in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Block Trade or Other Coordinated Offering and any related due diligence and comfort procedures. In the event of a Block Trade or Other Coordinated Offering, and after consultation with the Company, the Demanding Holder and the Requesting Holder (if any) shall determine the Maximum Number of Securities, the Underwriter or Underwriters (which shall consist of one or more reputable nationally recognized investment banks) and share price of such offering. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade or Other Coordinated Offering, the Demanding Holder initiating such Block Trade or Other Coordinated Offering shall have the right to submit a notice of such Demanding Holder’s intent to withdraw from such Block Trade or Other Coordinated Offering to the Company, the Underwriter(s) and any brokers, sales agents or placement agents (if any). Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Block Trade or Other Coordinated Offering prior to its withdrawal under this Section 2.5. The Holder may demand no more than an aggregate of two (2) Block Trades and Other Coordinated Offerings pursuant to this Section 2.5 in any twelve (12) month period. For the avoidance of doubt, any Block Trade or Other Coordinated Offering effected pursuant to this Section 2.5 shall be counted as a demand for a Demand Registration pursuant to Section 2.2.1 hereof.

ARTICLE III
COMPANY PROCEDURES

3.1 General Procedures. If at any time on or after the date of this Agreement the Company is required to effect the Registration of Registrable Securities, subject to applicable law and any regulations promulgated by any securities exchange of which the Company’s equity securities are then listed, each as interpreted by the Company with the advice of its counsel, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as soon as reasonably practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to be declared or become effective and remain effective pursuant to the terms of this Agreement until all Registrable Securities covered by such Registration Statement have been sold in accordance with the intended plan of distribution of such Registrable Securities or have ceased to be Registrable Securities;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or have ceased to be Registrable Securities;

3.1.3 prior to any public offering of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holder of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request (or provide evidence reasonably satisfactory to such Holder that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holder of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.4 use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each national securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.5 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.6 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.7 notify the Holder at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering, or sale by a broker, placement agent or sales agent pursuant to such Registration, in each of the following cases to the extent customary for a transaction of its type, permit a representative of the Holder, the Underwriter(s), if any, and any attorney or accountant retained by such Holder or Underwriter(s) to participate, at each such person’s own expense, in the preparation of a Registration Statement with respect to such offering or sale, and use its commercially reasonable efforts to cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives, Underwriters or financial institutions agree to confidentiality arrangements, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;;

3.1.11 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering, a Block Trade or an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration (subject to such broker, placement agent or sales agent providing such certification or representation reasonably requested by the Company’s independent registered public accountants and the Company’s counsel), in customary form and covering such matters of the type customarily covered by “cold comfort” letters for a transaction of its type as the managing Underwriter(s) may reasonably request, and reasonably satisfactory to the Holder;

3.1.12 in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, on the date the Registrable Securities are delivered for sale pursuant to such Registration, to the extent customary for a transaction of its type, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the participating Holder(s), the placement agent(s) or sales agent(s), if any, and the Underwriter(s), if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the participating Holder(s), the placement agent(s) or sales agent(s), if any, and the Underwriter(s), if any, may reasonably request and as are customarily included in such opinions and negative assurance letters and reasonably satisfactory to the Company;

3.1.13 in the event of any Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, enter into and perform its obligations under an underwriting or other purchase or sales agreement, in usual and customary form, and on terms agreed to by the Company, with the managing Underwriter(s) or the broker, placement agent or sales agent of such offering or sale;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule then in effect), and which requirement will be deemed satisfied if the Company timely files Forms 10-Q, 10-K, and 8-K as may be required to be filed under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

3.1.15 with respect to an Underwritten Offering pursuant to Section 2.2.3, use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter(s) in such Underwritten Offering; and

3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holder, consistent with the terms of this Agreement, in connection with such Registration.

Notwithstanding the foregoing, the Company shall not be required to provide any documents or information to an Underwriter or broker, sales agent, or placement agent if such Underwriter, broker, sales agent, or placement agent has not then been named with respect to the applicable Underwritten Offering or other offering involving a registration as an Underwriter or broker, sales agent, or placement agent, as applicable.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holder that the Holder shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holder.

3.3 Requirements for Participation in Underwritten Offerings. Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide the Company with the information requested by the Company, after written notice to such Holder the Company may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the Company determines, based on the advice of counsel, that it is necessary or advisable to effect such registration and such Holder continues thereafter to withhold such information. In addition, no person may participate in any Underwritten Offering or other offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (a) agrees to sell such person’s securities on the basis provided in any underwriting arrangements, as approved by the Company and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreement or other agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements. For the avoidance of doubt, the exclusion of a Holder's Registrable Securities as a result of this Section 3.3 shall not affect the registration of the other Registrable Securities to be included in such Registration.

3.4 Suspension of Sales; Adverse Disclosure; Deferrals.

3.4.1 Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, the Holder shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. Subject to subsection 3.4.4, if the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration (including in connection with an Underwritten Offering) at any time (i) would require the Company to make an Adverse Disclosure, (ii) would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, (iii) in the good faith judgment of the majority of the Board, would be seriously detrimental to the Company and the majority of the Board concludes, as a result, that it is essential to defer such filing, initial effectiveness or continued use at such time, or (iv) if the majority of the Board, in its good faith judgment, determines to delay the filing or initial effectiveness of, or suspend use of, a Registration Statement and such delay or suspension arises out of, or is a result of, or is related to or is in connection with Commission Guidance or related accounting, disclosure or other matters, then the Company shall have the right, upon giving prompt written notice of such action to the Holder (which notice shall not specify the nature of the event giving rise to such delay or suspension), to delay the filing or initial effectiveness of, or suspend use of, such Registration Statement (including in connection with an Underwritten Offering) for the shortest period of time, but in no event more than forty-five (45) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holder agrees to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities until such Holder receives written notice from the Company that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents.

3.4.2 Subject to subsection 3.4.4, (a) during the period starting with the date thirty (30) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date ninety (90) days after the effective date of, a Company-initiated Registration Statement and provided that the Company continues to employ its commercially reasonable best efforts to maintain the effectiveness of the applicable Registration Statement, or (b) if, pursuant to Section 2.2.3, the Holder has requested an Underwritten Offering, and the Company and the Holder is unable to obtain the commitment of underwriters to firmly underwrite such Underwritten Offering, the Company may, upon giving written notice of such action to the Holder, delay any other registered offering pursuant to subsection 2.2.3 or Section 2.5.

3.4.3 The Company shall have the right to defer any Demand Registration for up to thirty (30) consecutive days and any Piggyback Registration for such period as may be applicable to deferment of the Registration Statement to which the Piggyback Registration relates, in each case if the Company furnishes to the Holder a certificate signed by the Chief Executive Officer or principal financial officer stating that in the good faith judgment of the Board it would be materially detrimental to the Company for such Registration Statement to be filed at such time.

3.4.4 The right to delay or suspend any filing, initial effectiveness or continued use of a Registration Statement pursuant to subsection 3.4.2 or a registered offering pursuant to Section 3.4.3 shall be exercised by the Company, in the aggregate, on not more than three (3) occasions for not more than sixty (60) consecutive calendar days on each occasion, or not more than one hundred twenty (120) total calendar days, each in any 12-month period.

3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holder with true and complete copies of all such filings (the delivery of which will be satisfied and which shall be deemed to have been furnished or delivered by the Company’s filing of such reports on EDGAR). The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule then in effect). Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.6 Restrictive Legend Removal. Subject to receipt from the Holder by the Company and the Company’s transfer agent (the “Transfer Agent”) of such customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, the Holder may request that the Company remove any legend from the book entry position evidencing its Registrable Securities and the Company will, if required by the Transfer Agent, use its commercially reasonable efforts to cause an opinion of the Company’s counsel to be provided, in a form reasonably acceptable to the Transfer Agent to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act, following the earliest of such time as such Registrable Securities (i) have been or are about to be sold or transferred pursuant to an effective Registration Statement, (ii) have been or are about to be sold pursuant to Rule 144, or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 and without volume or manner-of-sale restrictions applicable to the sale or transfer of such Registrable Securities. If restrictive legends are no longer required for such Registrable Securities pursuant to the foregoing, the Company shall, in accordance with the provisions of this Section 3.6 and within three (3) trading days of any request therefor from the Holder accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry Registrable Securities. The Company shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance.

ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, the Holder of Registrable Securities, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including reasonable and documented outside attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (in light of the circumstances in which they were made), except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish (or cause to be furnished) to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person or entity who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained, or incorporated by reference in accordance with the requirements of Form S-1 or Form S-3, in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (in light of the circumstances in which they were made), but only to the extent that such untrue statement is contained in (or not contained in, in the case of an omission) any information or affidavit so furnished in writing by or on behalf of such Holder expressly for use therein; provided, however, that the liability of the Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holder of Registrable Securities shall indemnify the Underwriter(s), its or their officers, directors and each person who controls such Underwriter(s) (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld); provided, that (x) if the indemnifying party fails to take reasonable steps to defend diligently the action or proceeding within twenty (20) days after receiving notice from the indemnified party, (y) if such indemnified party who is a defendant in any action or proceeding that is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party that are not available to the indemnifying party, or (x) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then the indemnified party shall have the right to assume or continue its own defense and the indemnifying party shall be liable for any expenses therefor. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (plus local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and the Holder of Registrable Securities participating in an offering also agree to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and documented out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and documented out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or documented out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V
MISCELLANEOUS

5.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices or communications, on the third Business Day following the date on which it is mailed and, in the case of notices or communications delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: 3001 Daimler Street, Santa Ana, CA 92705 Attn: Paul Song and at: info@nkgenbiotech.com, and, if to any Holder, at such Holder’s address or contact information as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

5.2 Assignment; No Third Party Beneficiaries.

5.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.2.2 [Reserved].

5.2.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holder.

5.2.4 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.2.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement in substantially the form set forth in Exhibit A to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4 Governing Law; Venue; Waiver of Jury Trial. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.5 Specific Performance. Each party hereto recognizes and affirms that in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached, money damages would be inadequate (and therefore the non-breaching party would have no adequate remedy at law) and the non-breaching party would be irreparably damaged. Accordingly, each party hereto agrees that each other party hereof shall be entitled to specific performance, an injunction or other equitable relief (without posting of bond or other security or needing to prove irreparable harm) to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any proceeding, in addition to any other remedy to which such person may be entitled.

5.6 Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

5.7 Interpretation. The headings and captions used in this Agreement have been inserted for convenience of reference only and do not modify, define or limit any of the terms or provisions hereof.

5.8 Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, relating to such subject matter in any way.

5.9 Amendments and Modifications. Upon the written consent of the Company and the Holder, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the Holder (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.10 Opt-Out Requests. The Holder shall have the right, at any time and from time to time (including after receiving information regarding any potential public offering), to elect to not receive any notice that the Company or the Holder otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Holder that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Company and such Holder shall not be required to, and shall not, deliver any notice or other information required to be provided to the Holder hereunder to the extent that the Company or such Holder reasonably expects would result in a Holder acquiring material non-public information within the meaning of Regulation FD promulgated under the Exchange Act. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Holder who previously has given the Company an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Requests; provided that the Holder shall use commercially reasonable efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests.

5.11 Term. This Agreement shall terminate upon the earlier of (i) the fifth anniversary of the date of this Agreement or (ii) the date as of which there ceases to be any Registrable Securities ; provided, that with respect to any Holder, this Agreement shall terminate on the date such Holder no longer holds any Registrable Securities. The provisions of Section 3.5 and Article IV shall survive any termination.

5.12. Holder Information. The Holder agrees, if requested in writing, to represent to the Company the total number of Registrable Securities held by such Holder in order for the Company to make determinations hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

COMPANY:

NKGen Biotech, Inc.

By:
Name: Paul Y. Song, MD
Title: Chief Executive Officer

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

HOLDER:

BDW INVESTMENTS LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

EXHIBIT A

JOINDER

JOINDER

The undersigned is executing and delivering this joinder (“Joinder”) pursuant to the Registration Rights Agreement, dated as of April 5, 2024 (as the same may hereafter be amended, the “Agreement”), by and among NKGen Biotech, Inc., a Delaware corporation (the “Company”) and the other persons named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Agreement as a Holder in the same manner as if the undersigned were an original signatory to the Agreement, and the undersigned’s [NUMBER OF SECURITIES] of [TYPE OF SECURITIES] shall be included as Registrable Securities under the Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, ____.

[●]

Signature of Stockholder
[Print Name of Stockholder]

Address:

Agreed and Accepted as of:

NKGEN BIOTECH, INC.

By:
Its:

Exhibit A to Registration Rights Agreement

EXHIBIT B

FORM OF SECURED CONVERTIBLE PROMISSORY NOTE

DATE:     April 5, 2024

BORROWER:     NKGen Operating Biotech, Inc., 3001 Daimler St., Santa Ana, CA 92705

LENDER:     BDW Investments LLC

PRINCIPAL: Up to $5,000,000.00

FOR VALUE RECEIVED, the undersigned, NKGEN OPERATING BIOTECH, INC. (“Borrower”) promises to pay to the order of BDW Investments LLC (“Lender”) (i) in lawful money of the United States of America or, (ii) at the sole discretion of the Lender, in the form of equity with the issue to Lender of shares of common stock of NKGEN BIOTECH, INC. (“Parent”), par value $0.0001 per share (the “Common Stock”), priced at $2.00 per share with applicable registration rights (the “Alternative Equity Repayment”), the principal amount of up to Five Million & 00/100 Dollars ($5,000,000.00) or so much as may be outstanding, together with accrued interest and any other amounts due hereunder on October 4, 2026 (the “Maturity Date”).

Capitalized terms used in this Secured Term Promissory Note (this “Note”) and not otherwise defined herein shall have the meanings assigned to them in that certain Equity and Business Loan Agreement entered into by the Borrower, the Parent and the Lender dated of even date herewith (as it may be amended, restated or replaced from time to time, the “Loan Agreement”). This Note is made pursuant to, is entitled to the benefits of, and is subject to the provisions of, the Loan Agreement. As used herein, the term “Loan Documents” means collectively, this Note, the Loan Agreement, the Security Agreement, and any and all other instruments, agreements and documents executed by Borrower for the benefit of the Lender. In the event of any conflict between the terms of the Loan Agreement and the terms of this Note, the terms of the Loan Agreement shall prevail. The Obligations evidenced by this Note are secured by Liens on the Collateral created under, pursuant to and in connection with the Security Agreement and the other Loan Documents.

Provided that no Event of Default has occurred, interest shall accrue on all amounts outstanding hereunder at a rate equal to the Applicable Rate, payable in immediately available U.S. Dollars on the first calendar day of each calendar month, and, except as otherwise set forth herein, (i) upon any prepayment of this Note, whether voluntary or mandatory, to the extent accrued on the amount being prepaid, and (ii) on the Maturity Date. Interest will be computed on the basis of a 360-day year for the actual number of days elapsed.

The loan evidenced by this Note is not a revolving loan. Accordingly, principal amounts which are repaid may not be reborrowed.

Exhibit B to Equity and Business Loan Agreement

B- 1

From time to time, without affecting the obligation of the Borrower or any sureties, guarantors, endorsers, accommodation parties or other persons liable or to become liable on this Note to pay the outstanding principal balance of this Note and observe the covenants of Borrower contained in this Note or the other Loan Documents, without giving notice to or obtaining the consent of the Borrower or any such sureties, guarantors, endorsers, accommodation parties or other persons, and without liability on the part of the Lender, the Lender may, at the option of the Lender, grant extensions or postponements of the time for payment of said outstanding principal balance, interest or any part thereof, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, release or accept a substitution of all or any collateral given to secure this Note (if any), join in any extension or subordination agreement, agree in writing with the Borrower to modify the rate of interest or terms and time of payment of said outstanding principal balance or period of amortization of this Note or change the amount of the monthly installments payable under this Note, or grant any other indulgence or forbearance whatsoever. No one or more of such actions shall constitute a novation.

Presentment, notice of dishonor, protest and notice of protest and any and all lack of diligence or delays in collection or enforcement of this Note are hereby waived by the Borrower and all sureties, guarantors, endorsers and accommodation parties of this Note and all other persons liable or to become liable on this Note. Payment of the indebtedness evidenced by this Note shall be the joint and several obligations of the Borrower and each surety, guarantor, endorser, accommodation party and all other persons liable or to become liable on this Note and shall be binding upon them and their respective heirs, legal representatives, successors and assigns.

No delay or omission of the Lender in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. Acceptance by the Lender of any payment after acceleration shall not be deemed a waiver of such acceleration. A waiver on one occasion shall not operate as a bar to or waiver of any such right or remedy on any future occasion.

CONVERSION. Lender shall have the right to elect in writing, beginning on the date hereof to the Maturity Date, in accordance with the terms hereof, to convert the outstanding principal amount of this Note, in full or in part, and all accrued and unpaid interest of this Note, at any time and from time to time, into fully paid and nonassessable shares of Common Stock (the “Conversion Shares”) at a price per share equal to $2.00 (the “Conversion Price”) pursuant to the conversion procedures set forth below and otherwise on the same terms and conditions as the other holders of such class and series of stock as of the date of such conversion.

CONVERSION PROCEDURE. If this Note is converted pursuant to the immediately preceding section, the Lender shall deliver written notice to Borrower and Parent at its respective principal corporate office, notifying Borrower and Parent of the principal amount of the Note which may be converted upon written demand of Lender, together with all accrued and unpaid interest, the number of shares of Common Stock to be issued, and the date on which such conversion would be expected to occur. Before Lender shall be entitled to convert this Note into shares of Common Stock pursuant to the above section, Lender shall surrender this Note (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Borrower whereby the holder agrees to indemnify the Borrower from any loss incurred by it in connection with this Note) and Lender shall have given written notice to the Borrower and Parent at the Borrower’s and Parent’s respective principal corporate office of the election of the Lender to convert the Note pursuant to the immediately preceding section. The Parent shall, as soon as practicable thereafter, issue and deliver to Lender a transfer agent’s report evidencing the book entries of the number of shares to which Lender shall be entitled upon such conversion, as well as (if applicable) a check payable to Lender for any cash amounts payable as described below. Any conversion of this Note pursuant to the immediately preceding section shall be deemed to have been made upon the satisfaction of all of the conditions set forth in this section and in the Loan Agreement, and on and after such date, the parties entitled to receive the shares issuable upon such conversion shall be treated for all purposes as the record holder of such shares.

Exhibit B to Equity and Business Loan Agreement

B- 2

CONVERSION PRICE ADJUSTMENTS. If Parent shall at any time or from time to time after the date hereof effect a subdivision of the outstanding shares of Common Stock, then the Conversion Price in effect immediately before such subdivision shall be multiplied by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such subdivision, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately following such subdivision. Conversely, if Parent shall at any time or from time to time after the date hereof combine the outstanding shares of Common Stock into a smaller number of shares, then the Conversion Price in effect immediately before the combination shall be multiplied by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such combination, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately following such combination. Any adjustment pursuant to this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

If Parent at any time or from time to time after the date hereof makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in Common Stock, then, in each such event, the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issued or issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, then the Conversion Price shall be recomputed accordingly as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this section to reflect the actual payment of such dividend or distribution.

If at any time or from time to time after the date hereof the Common Stock issuable upon the conversion of this Note is changed into the same or a different number of shares of any class or classes of shares, whether by recapitalization, reclassification or otherwise (other than an acquisition or asset transfer or a subdivision or combination of shares or share dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this section), then in any such event Lender, upon conversion of this Note in circumstances in which Common Stock would otherwise be issuable, shall instead be entitled to receive upon such conversion, the kind and amount of shares and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which this Note would have been converted (assuming the conversion thereof) immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

Exhibit B to Equity and Business Loan Agreement

B- 3

If any capital reorganization, reclassification, recapitalization, consolidation, merger, sale of all or substantially all of Borrower’s assets or other similar transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive (either directly or upon subsequent liquidation) shares, securities or assets in respect of or in exchange for their shares of Common Stock, then lawful and adequate provisions shall be made whereby Lender shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of Common Stock immediately theretofore receivable upon the conversion of this Note, such shares, securities or assets as may be issued or payable in respect of or in exchange for the number of outstanding shares of Common Stock that would have been immediately theretofore receivable upon conversion of this Note had such transaction not taken place, and in the case of any reorganization or reclassification appropriate provisions shall be made with respect to the rights and interests of Lender whereby the provisions hereof (including, without limitation, provisions for adjustments to the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares, securities or assets thereafter deliverable upon the exercise of such conversion rights.

In each case of an adjustment or readjustment of the Conversion Price pursuant to this section, Parent and Borrower, at their expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to Lender at in accordance with Section 7.10 of the Loan Agreement. The certificate shall set forth such adjustment or readjustment, showing in reasonable detail the facts upon which such adjustment or readjustment is based.

Fractional Shares; Interest; Effect of Conversion. No fractional shares shall be issued upon conversion of this Note. In lieu of the Parent issuing any fractional shares to Lender upon the conversion of this Note, the Borrower shall pay to Lender an amount equal to the product obtained by multiplying the Conversion Price by the fraction of a share not issued pursuant to the previous sentence. In addition, to the extent not converted into shares of capital stock, the Borrower shall pay to Lender any interest accrued on the amount converted and on the amount to be paid by the Borrower pursuant to the previous sentence. Upon conversion of this Note in full and the payment of the amounts specified in this paragraph, the Borrower and the Parent shall be forever released from all their obligations and liabilities under this Note and this Note shall be deemed of no further force or effect, whether or not the original of this Note has been delivered to the Borrower for cancellation.

LIMITATIONS ON CONVERSION. Notwithstanding anything to the contrary contained herein, prior to the Parent obtaining Shareholder Approval, the Borrower and the Parent shall not effect the conversion of any portion of this Note, and the Lender shall not have the right to convert any portion of this Note, pursuant to the terms and conditions of this Note and the Loan Agreement and any such conversion shall be null and void and treated as if never made, to the extent that after giving effect to such conversion, the aggregate amount of Consideration Shares and Conversion Shares would exceed the maximum amount of shares that can be issued without violating the Cap, subject to appropriate adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the Common Stock.

Exhibit B to Equity and Business Loan Agreement

B- 4

EACH PARTY TO THIS NOTE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

GOVERNING LAW. This Note and the obligations of the Borrower and Parent hereunder will be governed by the laws of the State of Delaware without regard to its conflicts of law provisions.

CHOICE OF VENUE. THE BORROWER, THE PARENT AND THE LENDER EACH IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS IN THE STATE OF DELAWARE. THE BORROWER AND THE PARENT EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, OR FORUM NON CONVENIENS AND HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE BORROWER AND THE PARENT HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS, AND OTHER PROCESS ISSUED IN SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS, AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER AND THE PARENT AT THE RESPECTIVE ADDRESS SET FORTH IN, OR SUBSEQUENTLY PROVIDED BY THE BORROWER AND THE PARENT IN ACCORDANCE WITH, SECTION 7.10 OF THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER TO OCCUR OF THE BORROWER’S AND THE PARENT’S, RESPECTIVELY, ACTUAL RECEIPT THEREOF OR THREE (3) CALENDAR DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

Exhibit B to Equity and Business Loan Agreement

B- 5

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, Parent and upon Borrower's successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower, Parent and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

{Signature Page Follows}

Exhibit B to Equity and Business Loan Agreement

B- 6

IN WITNESS WHEREOF, the Borrower and the Parent have caused this Secured Promissory Note to be executed and delivered as an instrument under seal by its duly authorized officer(s) as of the date first set forth above.

BORROWER:

NKGEN OPERATING BIOTECH, INC.

By:
Name:
Title:

PARENT:

NKGEN BIOTECH, INC.

By:
Name:
Title:

Exhibit B to Equity and Business Loan Agreement

B- 7

EXHIBIT C

FORM OF GUARANTY

Execution Version

GUARANTY

THIS GUARANTY (as amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”), dated as of April __, 2024, is made by each of the parties listed on the signature pages hereto and each other Person which may from time to time become a party to this Guaranty pursuant to Section 22 (collectively, the “Additional Guarantors”, and each, an “Additional Guarantor”, and together with each of the other signatories party hereto, collectively, the “Guarantors”, and each, a “Guarantor”), in favor of the Lender (as defined below).

BACKGROUND.

NKGen Operating Biotech, Inc., as borrower (the “Borrower”), NKGen Biotech, Inc., as parent (the “Parent”) and BDW Investments LLC, as lender (the “Lender”), have entered into that certain Equity and Business Loan Agreement, dated as of April __, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

Pursuant to Section 1.5.1(g) of the Loan Agreement, it is a requirement that each Guarantor (as defined in the Loan Agreement) and any Subsidiary of the Borrower or any Loan Party formed or otherwise acquired after the date of the Loan Agreement execute and delivery this Guaranty to the Lender in order to guaranty the Obligations of the Borrower.

The Borrower and each of the other Guarantors are members of the same consolidated group of companies and are engaged in operations which require financing on a basis in which credit can be made available from time to time to the Borrower, and the Guarantors will derive direct and indirect economic benefit from the Term Loans.

AGREEMENT.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lender to continue to make credit extensions under the Loan Agreement and extend other credit and financial accommodations under the Loan Documents, each Guarantor hereby agrees with the Lender as follows:

Section 1. Definitions; Other Terms.

(a)            Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Loan Agreement, and, to the extent of any conflict, terms as defined in the Loan Agreement shall control (provided, that a more expansive or explanatory definition shall not be deemed a conflict). As used herein the following terms shall have the following meanings:

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Fraudulent Transfer laws” means applicable laws relating to fraudulent conveyance, fraudulent transfer or voidable transactions, including Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law.

Exhibit C to Equity and Business Loan Agreement

“Guarantied Obligations” means, collectively, (a) the Obligations, whether now or hereafter existing and whether for principal, interest, fees, expenses or otherwise and (b) all present and future amounts that would become due with respect to the foregoing but for the operation of any provision of Debtor Relief Laws, and all present and future accrued and unpaid interest with respect to the foregoing, including, without limitation, all post-petition interest if any Loan Party becomes subject to any proceeding under Debtor Relief Laws.

(b)             The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Related Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import shall be construed to refer to this Guaranty in its entirety and not to any particular provision hereof, (iv) all references herein to Sections and Exhibits shall be construed to refer to Sections of and Exhibits to this Guaranty, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2. Guaranty. Each of the Guarantors hereby jointly and severally absolutely and unconditionally guarantees prompt payment when due, whether at stated maturity, by acceleration, or otherwise, of, and the performance of, the Guarantied Obligations. Upon failure of the Borrower to pay any of the Guarantied Obligations when due (whether at stated maturity, by acceleration or otherwise), Guarantors hereby further jointly and severally agree to promptly pay the same to the Lender, without any other demand or notice whatsoever, including without limitation, any notice having been given to any Guarantor of either the acceptance of this Guaranty or the creation or incurrence of any of the Guarantied Obligations. This Guaranty is an absolute guaranty of payment and performance of the Guarantied Obligations and not merely a guaranty of collection, meaning that it is not necessary for the Lender, in order to enforce payment by Guarantors, first or contemporaneously to accelerate payment of any of the Guarantied Obligations or to institute suit or exhaust any rights against any Loan Party or any other Person. Notwithstanding anything herein or in any other Loan Document to the contrary, in any action or proceeding involving any state corporate or other business entity law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally (including any Debtor Relief Law), if, as a result of Fraudulent Transfer laws, the obligations of any Guarantor under this Section 2 would otherwise, after giving effect to (a) all other liabilities of such Guarantor, contingent or otherwise, that are relevant under Fraudulent Transfer laws (specifically excluding, however, any liabilities of the Guarantor in respect of intercompany indebtedness to the Borrower or any Subsidiary to the extent that such indebtedness would be discharged in an amount equal to the amount paid by the Guarantor hereunder) and (b) the value as assets of such Guarantor (as determined under the applicable provisions of Fraudulent Transfer laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights held by such Guarantor pursuant to (i) applicable law, (ii) Section 17 hereof or (iii) any agreement providing for rights of subrogation, reimbursement or contribution in favor of such Guarantor, or for an equitable allocation among such Guarantor, any other Loan Party, or Subsidiaries or Affiliates of the Borrower, and any other Person of obligations arising under guaranties by such Persons, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under this Section 2, then the amount of such liability shall, without any further action by such Guarantor, the Lender or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

Each Guarantor agrees that it is directly and primarily liable for all of the Guarantied Obligations, and that its obligations under this Guaranty are joint and several with the Borrower and with each of the other Guarantors. The Lender may require payment or performance from any or all of the Guarantors of, and each Guarantor shall be obligated to pay and perform, all of the Guarantied Obligations, whether in whole or in part, at such times and in such amounts and proportions as the Lender may determine in their sole discretion.

Section 3. Guaranty Absolute. Each Guarantor guarantees that the Guarantied Obligations will be paid and performed strictly in accordance with the terms of the Loan Agreement and the other Loan Documents without set-off or counterclaim, and regardless of any applicable law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

(a)            any lack of validity or enforceability of any provision of any Loan Document, any other agreement or instrument relating to the foregoing or avoidance or subordination of any of the Guarantied Obligations;

(b)            any change in the time, manner or place of payment or performance of, or in any other term of, or any increase in the amount of, all or any of the Guarantied Obligations, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, any of the Loan Documents;

(c)            any release of any other Loan Party or amendment or waiver of any term of any other guaranty of, or collateral security for, or any consent to departure from any requirement of any other guaranty of, or collateral security for, all or any of the Guarantied Obligations;

(d)            the absence of any attempt to collect any of the Guarantied Obligations from any other Loan Party or any other action to enforce the same or the election of any remedy by the Lender;

(e)            any waiver, consent, extension, forbearance or granting of any indulgence by the Lender with respect to any provision of any Loan Document (except to the extent any written waiver, consent, forbearance or indulgence executed in accordance with such Loan Document expressly modifies or terminates the obligations of such Guarantor);

(f)             the election by the Lender in any proceeding under any Debtor Relief Law;

(g)            any borrowing or grant of a Lien by the Borrower or the grant of a Lien by any other Loan Party, as debtor-in-possession, under any Debtor Relief Law;

(h)            any counterclaim, set-off or other claim which the Borrower, any other Loan Party or any other guarantor of all or any part of the Guarantied Obligations has or claims with respect to all or any part of the Guarantied Obligations;

(i)              any change in the corporate existence, structure or ownership of the Borrower or any other Loan Party (including the Borrower failing to hold any equity interest in one or more of the Guarantors);

(j)             any dissolution of the Borrower or any other Loan Party, any merger, combination or consolidation of, sale of assets by, or other restructuring or termination of the corporate existence of, the Borrower, any other Loan Party or any other Person or any disposition of any shares of or other equity interests in the Borrower or any Guarantor, even if the Lender has consented thereto;

(k)            any act of force majeure affecting the Borrower’s or any other Loan Party’s ability to perform under the Loan Documents, including any war (whether or not declared), insurrection, revolution, hostile act, civil strife, pandemic, cyberattack or similar event; or

(l)             any other circumstance which might otherwise constitute a legal or equitable discharge or defense of any Guarantor or any other Loan Party other than final, indefeasible payment or performance of the Guarantied Obligations (other than contingent Guarantied Obligations which survive by their terms).

Section 4. Waiver.

(a)             Each Guarantor hereby (i) waives (A) promptness, diligence, and, except as otherwise provided herein, notice of acceptance and any and all other notices, including, without limitation, notice of intent to accelerate and notice of acceleration, with respect to any of the Guarantied Obligations or this Guaranty, (B) any requirement that the Lender exhaust any right or take any action against the Borrower or any other Person, (C) the filing of any claim with a court in the event of receivership or bankruptcy of any Loan Party or any other Person, (D) except as otherwise provided herein, protest or notice with respect to nonpayment of all or any of the Guarantied Obligations, (E) except as otherwise provided herein, all demands whatsoever (and any requirement that demand be made on the Borrower or any other Person as a condition precedent to such Guarantor’s obligations hereunder), (F) all rights by which any Guarantor might be entitled to require suit on an accrued right of action in respect of any of the Guarantied Obligations or require suit against any other Guarantor or any other Person, (G) any defense based upon an election of remedies by the Lender, or (H) notice of any events or circumstances set forth in clauses (a) through (l) of Section 3; and (ii) covenants and agrees that, except as otherwise agreed by the parties, this Guaranty will not be discharged except upon the Release Date (as hereinafter defined).

(b)            If, in the exercise of any of their rights and remedies in accordance with the provisions of applicable law, the Lender shall forfeit any of their rights or remedies, including, without limitation, its right to enter a deficiency judgment against any Loan Party or any other Person, whether because of any applicable law pertaining to “election of remedies” or the like, each Guarantor hereby consents to such action by the Lender and waives any claim based upon such action. Any election of remedies which, by reason of such election, results in the denial or impairment of the right of the Lender to seek a deficiency judgment against any Loan Party or any other Person shall not impair the obligation of such Guarantor to pay the full amount of the Guarantied Obligations or any other obligation of such Guarantor contained herein.

(c)            If the Lender shall bid at any foreclosure or trustee’s sale or at any private sale permitted by law or under any of the Loan Documents, to the extent not prohibited by applicable law, the Lender may bid all or less than the amount of the Guarantied Obligations and the amount of such bid, if successful, need not be paid by the Lender but shall be credited against the Guarantied Obligations.

(d)            Each Guarantor agrees that, notwithstanding any provision of this Guaranty and without limiting the generality of any provision of this Guaranty, if the Lender is prevented by applicable law from exercising its rights to accelerate the maturity of the Guarantied Obligations, to collect interest on the Guarantied Obligations, or to enforce or exercise any other right or remedy with respect to the Guarantied Obligations, such Guarantor shall promptly pay to the Lender, upon demand therefor, for application to the Guarantied Obligations, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Lender.

(e)            Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and each other Loan Party, and of all other circumstances bearing upon the risk of nonpayment of the Guarantied Obligations or any part thereof, that diligent inquiry would reveal. Each Guarantor hereby agrees that the Lender shall have no duty to advise any Guarantor or any other Loan Party of information known to the Lender regarding such condition or any such circumstance. In the event that the Lender in its sole discretion undertakes at any time or from time to time to provide any such information to any Guarantor or other Loan Party, the Lender shall be under no obligation (i) to undertake any investigation which is not a part of their regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable banking or commercial finance practices or agreement, the Lender wishes to maintain as confidential, or (iii) to make any other or future disclosures of such information or any other information to such Guarantor or any other Loan Party.

(f)              Each Guarantor consents and agrees that the Lender shall be under no obligation to marshal any assets in favor of any Guarantor or any other Loan Party or otherwise in connection with obtaining payment of any or all of the Guarantied Obligations from any Person or source.

Section 5. Representations, Warranties and Covenants.

(a)             Each Guarantor hereby represents and warrants to the Lender that the representations and warranties set forth in Section 2.1 of the Loan Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party are true and correct in the manner specified in the Loan Agreement, and the Lender shall be entitled to rely on each of them as if they were fully set forth herein.

(b)             All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Lender, regardless of any investigation made by the Lender and notwithstanding that the Lender may have had notice or knowledge of any Default at the time of any Credit Extension and shall continue in full force and effect as long as any Loan or any other Guarantied Obligations shall remain unpaid or unsatisfied.

(c)             Each Guarantor hereby agrees to (i) perform and be bound by all covenants, acknowledgements and undertakings required to be undertaken by such Guarantor or any Loan Party as set forth in the Loan Agreement, (ii) to perform and be bound by all covenants, acknowledgements and undertakings which the Borrower has agreed in the Loan Agreement to cause such Guarantor or any Loan Party to perform or be bound by and (iii) not to do any of those acts or things that the Borrower has agreed in the Loan Agreement that it will not permit such Guarantor or any Loan Party to do. All of those covenants, acknowledgments and undertaking are hereby incorporated by reference into this Guaranty mutatis mutandis.

Section 6. Amendments, Etc. Neither any amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor herefrom shall in any event be effective unless the same shall be in writing, approved by the Lender and signed by the Lender and Guarantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, each Guarantor shall be released from any and all obligations hereunder in accordance with the provisions of Section 10.16 of the Loan Agreement.

Section 7. Notices.

(a)             All notices and other communications provided for herein shall be effectuated in the manner provided for in Section 7.10 of the Loan Agreement; provided, that if a notice or communication hereunder is sent to a Guarantor, said notice shall be addressed to such Guarantor, in care of the Borrower at the Borrower’s then current address, facsimile number, electronic mail address or telephone number for notice under the Loan Agreement.

(b)             The Lender shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Guarantor even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Each Guarantor shall indemnify the Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of such Guarantor, in the absence of gross negligence or willful misconduct as determined in a final and non-appealable judgment by a court of competent jurisdiction. All telephonic notices to and other telephonic communications with the Lender may be recorded by the Lender, and each of the parties hereto hereby consents to such recording.

Section 8. No Waiver; Remedies.

(a)             No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by applicable law or by any of the other Loan Documents.

(b)             No waiver by the Lender of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by the Lender permitted hereunder shall in any way affect or impair any of the rights of the Lender or the obligations of any Guarantor under this Guaranty, under any of the other Loan Documents, except as specifically set forth in any such waiver. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest or other amount constituting any of the Guarantied Obligations shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

Section 9. Right of Setoff. If an Event of Default shall have occurred and be continuing, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by the Lender to or for the credit or the account of each Guarantor against any and all of the Guarantied Obligations of such Guarantor, irrespective of whether or not the Lender shall have made any demand under this Guaranty or any other Loan Document and although such Guarantied Obligations of such Guarantor may be contingent or unmatured or are owed to a branch or office of the Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender under this Section 9 are in addition to other rights and remedies (including other rights of setoff) that the Lender may have. The Lender shall notify the applicable Guarantor promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 10. Continuing Guaranty; Transfer of Guarantied Obligations. This Guaranty (a) is (i) a continuing guaranty and shall remain in full force and effect until the date upon which all of the Guarantied Obligations are fully, indefeasibly, absolutely and unconditionally paid (other than contingent Guarantied Obligations which survive by their terms) (the “Release Date”) and (ii) binding upon each Guarantor, its successors and permitted assigns and such Guarantor as debtor-in-possession, and (b) inures to the benefit of and is enforceable by the Lender and its successors, permitted transferees, and permitted assigns. Without limiting the generality of the foregoing clause (b), the Lender may assign or otherwise transfer any Guarantied Obligations owed to it to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to the Lender herein or otherwise with respect to such Guarantied Obligations so transferred or assigned; subject, however, to compliance with the provisions of the Loan Agreement. No Guarantor may assign (including any novation, delegation or transfer) any of its rights (if any) or obligations under this Guaranty without the prior written consent of the Lender (which the Lender may grant or withhold in their sole discretion, for any reason or for no reason), and any purported assignment without such consent shall be null and void.

Section 11. Application of Payments. All amounts and property received by the Lender pursuant to this Guaranty (including amounts and property received or applied pursuant to Section 9 or application of other rights of setoff) shall be applied as provided in the Loan Agreement.

Section 12. Reinstatement; Stay of Acceleration; Termination. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against any Loan Party under any Debtor Relief Law, should any Loan Party become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Loan Party’s assets, and shall, to the fullest extent permitted by applicable law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guarantied Obligations, or any part thereof, is, pursuant to applicable law or otherwise, rescinded or reduced in amount, or must otherwise be restored or returned by any obligees of the Guarantied Obligations or such part thereof, whether as a “voidable preference,” “fraudulent transfer,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guarantied Obligations shall, to the fullest extent not prohibited by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. If acceleration of the time for payment of any of the Guarantied Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guarantied Obligations shall nonetheless be payable by each Guarantor forthwith on demand by the Lender. Subject to the reinstatement provisions of this Section 12, this Guaranty shall remain in full force and effect until the Release Date.

Section 13. Governing law; Jurisdiction; Etc.

(a)             THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b)             EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS IN THE STATE OF DELAWARE, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)             EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)             EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 14. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO, AND THE LENDER BY THEIR ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY, CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 15. Section Titles. The Section titles contained in this Guaranty are and shall be without substantive meaning or content of any kind whatsoever and are not to be used in any interpretation of this Guaranty.

Section 16. Counterparts. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Guaranty.

Section 17. Subrogation and Subordination.

(a)             Until the Release Date, no Guarantor shall assert, enforce, or otherwise exercise (i) any right of subrogation to any of the rights or Liens of the Lender or any Person acting for the benefit of the Lender against any other Loan Party or any collateral or any other security for the Guarantied Obligations, or (ii) any right of recourse, reimbursement, contribution, indemnification, or similar right against any other Loan Party on all or any part of the Guarantied Obligations. This Section 17 shall survive the termination of this Guaranty, and any satisfaction and discharge of Guarantors by virtue of any payment, court order, or law.

(b)             With respect to each Guarantor, all indebtedness and other liabilities of each other Loan Party to such Guarantor (“Loan Party Debt”) are expressly subordinate and junior to the Guarantied Obligations and any instruments evidencing the Guarantied Obligations to the extent provided below.

(i)               Until the Release Date, each Guarantor agrees that it will not request, demand, accept, or receive (by set-off or other manner) any payment amount, credit or reduction of all or any part of the amounts owing under the Loan Party Debt or any security therefor, except as specifically allowed pursuant to clause (ii);

(ii)              Notwithstanding the provisions of clause (i), the Borrower and each other Loan Party may pay to such Guarantor and such Guarantor may request, demand, accept and receive and retain from the Borrower payments, credits or reductions of all or any part of the amounts owing under the Loan Party Debt or any security therefor on the Loan Party Debt, provided that the Borrower’s and each other Loan Party’s right to pay and such Guarantor’s right to receive any such amount shall automatically and be immediately suspended and cease so long as an Event of Default under the Loan Agreement exists and is continuing. Such Guarantor’s right to receive amounts under this clause (ii) (including any amounts which theretofore may have been suspended) shall automatically be reinstated at such time as the Event of Default which was the basis of such suspension has been cured or waived (such cure or waiver to be evidenced by the Lender’s written agreement), provided that no subsequent Event of Default under the Loan Agreement has occurred, or such earlier date, if any, as the Lender gives notice to Guarantors of reinstatement by the Lender, in the Lender’s sole discretion;

(iii)             If any Guarantor receives any payment on the Loan Party Debt in violation of this Guaranty, such Guarantor will hold such payment in trust for the Lender; and

(iv)             In the event of the commencement or joinder of any suit, action or proceeding of any type (judicial or otherwise) or proceeding under any Debtor Relief Law against the Borrower or any other Loan Party (an “Insolvency Proceeding”), the Guarantied Obligations shall first be paid, discharged and performed in full before any payment or performance is made upon the Loan Party Debt notwithstanding any other provisions which may be made in such Insolvency Proceeding. In the event of any Insolvency Proceeding, each Guarantor will at any time prior to the Release Date (A) file, at the request of the Lender, any claim, proof of claim or similar instrument necessary to enforce the Borrower’s or such other Loan Party’s obligation to pay the Loan Party Debt, and (B) hold in trust for and pay to the Lender any and all monies, obligations, property, stock dividends or other assets received in any such proceeding on account of the Loan Party Debt in order that the Lender may apply such monies or the cash proceeds of such other assets to the Guarantied Obligations.

Section 18. Guarantor Insolvency. Should any Guarantor voluntarily seek, consent to, or acquiesce in the benefits of any Debtor Relief Law or become a party to or be made the subject of any Insolvency Proceeding (other than as a creditor or claimant), then the obligations of such Guarantor under this Guaranty shall be, as between such Guarantor and the Lender, a fully-matured, due, and payable and performable obligation of such Guarantor to the Lender (without regard to whether an Event of Default exists or whether any part of the Obligations is then due and owing by the Borrower to the Lender), payable and performable in full by such Guarantor to the Lender upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.

Section 19. Interest Rate Limitation. Notwithstanding anything to the contrary contained herein or in any other Loan Document, each Guarantor and the Lender by their acceptance hereof agree that no Guarantor shall be required or obligated to pay interest in excess of the maximum amount or rate that would not result in the receipt by the Lender of interest at a criminal rate or at a usurious rate under any other applicable law (the “Maximum Rate”). If the Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal amount of the Loans and then the principal amount of any other Guarantied Obligations. In determining whether the interest contracted for, charged, or received by the Lender exceeds the Maximum Rate, the Lender may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Guarantied Obligations hereunder.

Section 20. Severability. If any provision of this Guaranty is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 21. No Setoff or Deductions; Taxes. Each Guarantor represents and warrants that it is incorporated or formed, and resides in, the United States of America. All payments by each Guarantor hereunder shall be paid in full, without setoff or counterclaim (other than mandatory) or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes, except as required by applicable law. If a Guarantor must make a payment under this Guaranty, such Guarantor represents, warrants and covenants that it will make the payment from one of its U.S. resident offices to the Lender. If any Guarantor makes a payment under this Guaranty on which any taxes are at any time imposed (except federal, state or local income or franchise taxes imposed on the Lender) including, but not limited to, payments made pursuant to this Section 21, each Guarantor shall pay all such taxes to the relevant authority in accordance with applicable law such that the Lender receive the sum it would have received had no such deduction or withholding for taxes been made and shall also pay to the Lender, on demand, all additional amounts which the Lender specify as necessary to preserve the after-tax yield the Lender would have received if such taxes had not been imposed. Each Guarantor shall promptly provide the Lender with the original or a certified copy of a receipt issued by the relevant authority evidencing the payment of any such amount required to be deducted or withheld or other evidence of such payment reasonably satisfactory to the Lender.

Section 22. Additional Guarantors. Upon the execution and delivery by any other Person of a Guaranty Supplement in substantially the form of Exhibit A (each, a “Guaranty Supplement”), such Person shall become a “Guarantor” hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any Guaranty Supplement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

Section 23. Loan Agreement. Each Guarantor hereby agrees to be bound by the terms of the Loan Agreement to the extent applicable to “Loan Parties” (as defined therein), as if set forth herein in their entirety.

Section 24. Entire Agreement; Amendment and Restatement. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer on the date first above written.

NKGEN BIOTECH, INC.

By:
Name:
Title:

[____________________]

By:
Name:
Title:

[Signature Page to Guaranty]

EXHIBIT A

GUARANTY SUPPLEMENT NO. ___

THIS GUARANTY SUPPLEMENT NO. ___ (this “Guaranty Supplement”) is made as of ___________________, to the Guaranty dated as of [___], (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to Section 22 thereof (each, individually, a “Guarantor” and, collectively, the “Guarantors”), in favor of the Lender (as defined in the Guaranty).

BACKGROUND.

Capitalized terms not otherwise defined herein have the meaning specified in the Guaranty. The Guaranty provides that additional parties may become Guarantors under the Guaranty by execution and delivery of this form of Guaranty Supplement. Pursuant to the provisions of Section 22 of the Guaranty, the undersigned is becoming an Additional Guarantor under the Guaranty. The undersigned desires to become a Guarantor under the Guaranty in order to induce the Lender to continue to make credit extensions and accommodations under the Loan Documents.

AGREEMENT.

NOW, THEREFORE, the undersigned agrees with the Lender as follows:

Section 1. In accordance with the Guaranty, the undersigned hereby becomes a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto as a Guarantor and the undersigned hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” or an “Additional Guarantor” in the Guaranty shall be deemed to include the undersigned.

Section 2. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.

Section 3. THIS GUARANTY SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

Section 4. This Guaranty Supplement hereby incorporates by reference the provisions of the Guaranty, which provisions are deemed to be a part hereof, and this Guaranty Supplement shall be deemed to be a part of the Guaranty.

Section 5. This Guaranty Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Guaranty Supplement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Guaranty Supplement.

EXECUTED as of the date first above written.

[____________________]

By:
Name:
Title:

ACCEPTED BY:
BDW INVESTMENTS LLC
the Lender

By:
Name:
Title: